UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4133
                                   -----------


                  RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center,    Minneapolis, Minnesota     55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    3/31
                         --------------

Semiannual Report

                                                          RIVERSOURCE [LOGO](SM)
                                                                     INVESTMENTS

RIVERSOURCE(SM)
STRATEGIC ALLOCATION FUND

--------------------------------------------------------------------------------

Semiannual Report for the
Period Ended March 31, 2006

> RiverSource Strategic Allocation
  Fund seeks to provide shareholders
  maximum total return through a
  combination of growth of capital
  and current income.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
Fund Snapshot.........................................................2

Performance Summary...................................................3

Questions & Answers with Portfolio Management.........................5

Investments in Securities............................................10

Financial Statements.................................................32

Notes to Financial Statements........................................35

Fund Expenses Example................................................48

Approval of Investment Management Services Agreement.................50

Proxy Voting.........................................................54

Results of Meeting of Shareholders...................................55

IMAGE: DALBAR LOGO

RiverSource Funds' shareholder reports have been awarded the Communications Seal from Dalbar Inc.,an independent financial services research firm.The Seal recognizes communications demonstratinga level of excellence in the industry.


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          RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 1
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

FUND SNAPSHOT

                  AT MARCH 31, 2006

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

EQUITIES

PORTFOLIO MANAGERS                        SINCE                YEARS IN INDUSTRY
Dimitris Bertsimas, Ph.D.                 12/02                      12
Gina Mourtzinou, Ph.D.                    12/02                       9
Jonathan Calvert, CFA                      6/04                      10

FIXED INCOME

PORTFOLIO MANAGERS

Tom Murphy, CFA                            2/03                      19
Scott Kirby                                6/03                      19
Jamie Jackson, CFA                         6/03                      17

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

For investors seeking maximum total return through a combination of growth of capital and current income.

Inception dates by class

A: 1/23/85      B: 3/20/95    C: 6/26/00     Y: 3/20/95

Ticker symbols by class

A: IMRFX        B: IMRBX      C: RSSCX       Y: IDRYX

Total net assets                                         $1.245 billion

Number of holdings                                                1,066

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
--------------------------------------------------------------------------------

Percentage of portfolio assets

iShares MSCI Emerging Markets Index Fund
(Diversified Financial Services)                                      2.5%

--------------------------------------------------------------------------------
Exxon Mobil (Oil, Gas & Consumable Fuels)                             2.1
--------------------------------------------------------------------------------
Johnson & Johnson (Pharmaceuticals)                                   1.8
--------------------------------------------------------------------------------
Citigroup (Diversified Financial Services)                            1.6
--------------------------------------------------------------------------------
ConocoPhillips (Oil, Gas & Consumable Fuels)                          1.6
--------------------------------------------------------------------------------
AT&T (Diversified Telecommunication Services)                         1.4
--------------------------------------------------------------------------------
Hewlett-Packard (Computers & Peripherals)                             1.3
--------------------------------------------------------------------------------
Merck & Co (Pharmaceuticals)                                          1.3
--------------------------------------------------------------------------------
Verizon Communications
(Diversifed Telecommunication Services)                               1.3
--------------------------------------------------------------------------------
Chevron (Oil, Gas & Consumable Fuels)                                 1.3
--------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products involve risks including possible loss of principal and fluctuation in value.

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility, not typically associated with domestic investing, due to potential political and economic instability, limited liquidity, volatile prices, lack of accounting, auditing, and financial reporting standards, changes in currency exchange rates, and differences in how trades are cleared and settled. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social, and political change.

Fund holdings are as of the date given, are subject to change at any time and are not recommendations to buy or sell any security.


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2 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
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

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON
                 For the six-month period ended March 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Strategic Allocation Fund Class A (excluding sales charge)    +7.98%

S&P 500 Index(1) (unmanaged)                                              +6.38%

Lehman Brothers Aggregate Bond Index(2) (unmanaged)                       -0.06%

Blended Index - 60% S&P 500 and 40% Lehman Brothers Aggregate Bond(3)     +3.79%

Lipper Flexible Portfolio Funds Index(4)                                  +6.46%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting www.riversource.com/funds.

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Blended Index consists of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.

(4) The Lipper Flexible Portfolio Funds Index includes the 30 largest flexible portfolio funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
STYLE MATRIX
--------------------------------------------------------------------------------

EQUITIES

Shading within the style matrix indicates areas in which the Fund generally invests.

[chart]

STYLE

Value    Blend    Growth

SIZE

Large    Medium    Small


--------------------------------------------------------------------------------
STYLE MATRIX (continued)
--------------------------------------------------------------------------------

BONDS

[chart]

DURATION

Short    Int.    Long

QUALITY

High    Medium    Low



--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 3
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                               CLASS A                CLASS B                     CLASS C             CLASS Y
(INCEPTION DATES)             (1/23/85)              (3/20/95)                   (6/26/00)           (3/20/95)
                        NAV(1)      POP(2)     NAV(1)    AFTER CDSC(3)     NAV(1)    AFTER CDSC(4)     NAV(5)
AT MARCH 31, 2006
--------------------------------------------------------------------------------------------------------------------
6 months                +7.98%      +1.77%     +7.58%        +2.58%        +7.54%        +6.54%        +8.08%
--------------------------------------------------------------------------------------------------------------------
1 year                 +15.31%      +8.69%    +14.38%        +9.38%       +14.41%       +13.41%       +15.52%
--------------------------------------------------------------------------------------------------------------------
3 years                +16.39%     +14.12%    +15.48%       +14.47%       +15.52%       +15.52%       +16.59%
--------------------------------------------------------------------------------------------------------------------
5 years                 +6.60%      +5.35%     +5.77%        +5.45%        +5.78%        +5.78%        +6.81%
--------------------------------------------------------------------------------------------------------------------
10 years                +6.55%      +5.92%     +5.73%        +5.73%           N/A           N/A        +6.71%
--------------------------------------------------------------------------------------------------------------------
Since inception        +11.15%     +10.84%     +6.89%        +6.89%        +2.75%        +2.75%        +7.88%
--------------------------------------------------------------------------------------------------------------------

(1)   Excluding sales charge.

(2)   Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)   1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
ASSET ALLOCATION & SECTOR COMPOSITION*
--------------------------------------------------------------------------------

Percentage of portfolio assets

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

STOCKS 77.3%

Financials 18.5%
Energy 10.7%
Health Care 9.6%
Information Technology 9.3%
Consumer Discretionary  8.7%
Industrials 6.2%
Consumer Staples 4.7%
Materials 4.0%
Telecommunication Services 3.8%
Utilities 1.8%

BONDS 17.3%

U.S. Government Obligations & Agencies 5.5%
Mortgage-Backed 4.5%
Corporate Bonds** 2.7%
Commercial Mortgage-Backed 2.3%
Foreign Government 2.0%
Asset-Backed 0.3%

CASH EQUIVALENTS

Short-Term Securities*** 5.4%

  * Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

 ** Includes 0.8% Telecommunication, 0.5% Consumer Discretionary, 0.4% Financials, 0.4% Utilities, 0.3% Consumer Staples, 0.2% Health Care and 0.1% Industrials.

*** Of the 5.4%, 2.2% is due to security lending activity and 3.2% is the Fund's cash equivalent position.


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4 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

              WITH PORTFOLIO MANAGEMENT

Below, the Fund's portfolio management teams discuss the Fund's results and positioning for the six months ended March 31, 2006.

Q: How did RiverSource Strategic Allocation Fund perform for the six months ended March 31, 2006?

A: RiverSource Strategic Allocation Fund gained 7.98% (Class A shares, excluding sales charge) for the six months ended March 31, 2006. The Fund outperformed the 6.38% advance of the broad-based S&P 500 Index (S&P 500), an unmanaged group of large company stocks, as well as the -0.06% return of the Lehman Brothers Aggregate Bond Index (Lehman Index), an unmanaged index representing U.S. taxable investment-grade bonds, during the same period. The Fund also outperformed the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which rose 6.46%. The Fund's investment manager recommended to the Fund that the Fund add a Blended Index as a secondary benchmark. The Blended Index, which is composed of 60% S&P 500 Index and 40% Lehman Index, returned 3.79% during the same time period.

Q: What factors most significantly affected asset allocation and performance for the equity portion of the Fund?

A: Effective asset allocation drove performance most during the semiannual period. The Fund benefited during the six months from its significant allocation to equities, in general, and from its exposure to international large-cap stocks, U.S. large-cap stocks and U.S. small-cap stocks, in particular. Each of these equity sub-portfolios outperformed their respective index. The Fund also benefited from its modest allocation to the fixed income sector, as the Lehman Index underperformed the S&P 500; however, the fixed income portion of the portfolio underperformed the Lehman Index for the six-month period. Emerging market equities produced strong returns during the period. The Fund's emerging market equity sub-portfolio is invested in iShares, an exchange traded fund based on its asset class index that is designed to closely track that index. It is worthnoting that the Morgan Stanley Capital International (MSCI) Emerging Markets Index, which the iShares is based upon, significantly outperformed the S&P 500 for the six-month period.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 5
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> EFFECTIVE ASSET ALLOCATION DROVE PERFORMANCE
  DURING THE SEMIANNUAL PERIOD.

      Strong performance was also driven during the period by the selection of U.S. stocks of all capitalizations using the Fund's three quantitative models -- value, momentum and quality. We utilize these three distinct models in pursuit of style diversification for the Fund.

      Within the U.S. large-cap equity sub-portfolio, the momentum and value portions outperformed the S&P 500, while the quality portion underperformed the S&P 500. Within the U.S. small-cap equity sub-portfolio, the momentum portion outperformed its asset class index, while the quality and value portions underperformed.

      Within the international large-cap sub-portfolio, strong performance was similarly driven by the selection of stocks using value, momentum and quality models, each modified from the U.S. models based on international market-specific characteristics. For the reporting period, the momentum and quality portions performed strongly, while the value portion produced disappointing results.

      In both the U.S. and international sub-portfolios of the Fund, these six-month results clearly demonstrate the advantages of employing style diversification. In addition, our use of risk modeling -- limits on individual holding size and on sector and industry allocations and, in the case of the international sub-portfolios, limits on country and regional allocation,too -- supported the Fund's strong performance as well.

Q:    Which equity sectors and securities affected the Fund's performance?

A: We do not make sector or industry bets based on our outlook for the economy or the equity markets. That said, within the U.S. large-cap equity sub-portfolio, effective stock selection in information technology, health care and materials as well as a sizable allocation to telecommunications services made positive contributions to the Fund's performance for the six-month period. Positions in health care industry leader Merck & Co. and information technology giant Hewlett-Packard particularly helped the Fund's performance. These positives


--------------------------------------------------------------------------------
6 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      more than offset the detracting effects of modest exposure to the strongly-performing materials, industrials and financials sectors and the more sizable allocations to the lagging energy and health care sectors. Stock selection in energy and financials also detracted from the Fund's relative performance. Positions in Exxon Mobil, Chevron and TXU, each of the energy sector, disappointed most.

      Within the U.S. small-cap sub-portfolio, significant exposure to materials, a modest allocation to health care, and effective stock selection in industrials, health care and consumer discretionary contributed positively to the Fund's relative results. On the other hand, moderate exposure to industrials and information technology, sectors that performed well, detracted. Stock selection in financials also disappointed.

      Within the international large-cap sub-portfolio, a significant allocation to the Netherlands and Germany and a modest exposure to Hong Kong helped. So, too, did sizable positions in materials and consumer staples and a smaller position in telecommunications. Top individual stock performers included financial firms Lloyds TSB Group and ING Groep, both selections of the value and quality models. ING Groep was also a momentum model pick.

Q: How did the fixed income portion of the Fund perform during the semiannual period?

A: The Fund's positioning in non-U.S. dollar bonds, or bonds denominated in foreign currencies, detracted from portfolio performance during the six-month period. The U.S. dollar gained strength vs. other currencies during these months, and foreign bonds underperformed comparable U.S. bonds in U.S. dollar terms. Remember, a strengthening dollar typically decreases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms and vice versa.

      The return of the Fund's fixed income portion benefited from its shorter duration stance than the Lehman Index. Duration is a measure of the Fund's sensitivity to interest rates. The Fund's performance was also rewarded by the Fund's allocation to high yield corporate bonds and emerging market bonds, as these two sectors led the fixed income market for the semiannual period. Issue selection within the corporate bond sector and within mortgage-backed securities also helped. A significant exposure tomortgage-backed securities and commercial mortgage-backed securities supported the Fund's results as well, as these sectors posted positive returns versus equivalent-duration Treasuries.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 7
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

> Our focus going forward is to keep using our three well-tested models to identify good performing stocks regardless of market conditions.

Q:    What changes did you make to the Fund and how is it currently positioned?

A: We made no significant changes to the Fund's asset allocation during the semiannual period. At the end of March 2006, the Fund was still allocated approximately 81% to equities and approximately 19% to bonds with a small amount in cash. Based on our asset allocation models, within the equity portion of the portfolio, we made some minor adjustments to the Fund's allocation to U.S. small-cap equities and to emerging market equities during the period as market conditions changed. Within U.S. large-cap equities, we moved from a sizable exposure to the consumer discretionary sector to a moderate allocation and shifted from a modest position in information technology to a more significant allocation. We slightly reduced the Fund's exposure to telecommunications and slightly increased its position in financials. The Fund's focus remained on U.S. large-cap stocks throughout.

      Within the fixed income portion of the Fund, we increased the allocation to cash, as short-term interest rates had become more attractive. Within the non-U.S. Treasury sectors, we reduced the Fund's position in investment grade corporate bonds in favor of commercial mortgage-backed securities, mortgage-backed securities and asset-backed securities. In our view, these fixed income sectors offer attractive yield as well as the kind of defensive characteristics we want in the current market environment.We trimmed the Fund's allocation to high yield corporate bonds toward the end of the period, taking profits, and we reduced the Fund's position in non-U.S. dollar bonds.

Q: How do you intend to position the equity portion of the Fund in the coming months?

A: We believe the Fund's consistent, disciplined approach should benefit performance over the long term. Our asset allocation models continue to favor equities over fixed income, and within equities, to favor international large-cap


--------------------------------------------------------------------------------
8 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

      stocks and emerging market stocks over U.S. stocks. Within U.S. equities, we are maintaining the Fund's emphasis on large-cap stocks. We intend to maintain the high quality of the Fund's portfolios in the months ahead, while at the same time maintaining our style diversification.

      Our focus going forward is to keep using our three well-tested models to identify good performing stocks regardless of market conditions. Clearly, employing style diversification remains a critical advantage to the Fund. We will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry or sector becomes too large within the Fund's portfolio.

Q: How do you intend to position the fixed-income portion of the Fund for the months ahead?

A: We intend to position the Fund for ongoing U.S. economic expansion and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets for some time. We expect the combination of solid economic growth and higher inflation risks to push the Federal Reserve Board (the Fed) to raise rates higher than is implied by prevailing bond yields. Though we believe the Fed is likely to pause when the targeted federal funds rate reaches 5% or so, we also believe the economy will continue to expand at a brisk pace for at least the first three quarters of 2006.

      We intend to maintain the Fund's duration shorter than that of the Lehman Index for the near term. From a sector perspective, we intend to maintain the Fund's sizable position in commercial mortgage-backed securities and asset-backed securities, and to continue to be very selective in adding investment grade corporate bonds to the portfolio. In mortgages, we plan to remain defensively positioned, emphasizing premium coupons, 15-year mortgages and commercial mortgage obligations with attractive structural attributes. We intend to maintain the Fund's modest positions in emerging market debt and non-U.S. dollar bonds, but to de-emphasize high yield corporate bonds even further.

      We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months. As we continue to seek attractive buying opportunities, we maintain a disciplined focus onindividual security selection.


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          RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 9
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

RiverSource Strategic Allocation Fund

MARCH 31, 2006 (UNAUDITED)

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (80.5%)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
AEROSPACE & DEFENSE (1.4%)
BAE Systems                                   283,409(c)             $ 2,071,631
BE Aerospace                                    7,300(b)                 183,376
Boeing                                         92,360                  7,197,615
Ceradyne                                        2,179(b)                 108,732
Goodrich                                       12,934                    564,052
Kaman                                           5,700                    143,412
Rolls-Royce Group                             153,909(b,c)             1,224,628
Rolls-Royce Group Series B                  8,280,304(c)                  14,385
United Technologies                           110,547                  6,408,410
                                                                     -----------
Total                                                                 17,916,241
--------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
EGL                                             2,428(b)                 109,260
FedEx                                          12,604                  1,423,496
Ryder System                                   14,462                    647,608
                                                                     -----------
Total                                                                  2,180,364
--------------------------------------------------------------------------------

AIRLINES (0.2%)
Air France-KLM                                 21,993(c)                 517,788
AirTran Holdings                                7,233(b)                 130,990
Deutsche Lufthansa                             31,485(c)                 563,481
Mesa Air Group                                 10,073(b)                 115,235
Qantas Airways                                100,145(c)                 253,761
Singapore Airlines                             83,000(c)                 719,148
SkyWest                                         3,162                     92,552
                                                                     -----------
Total                                                                  2,392,955
--------------------------------------------------------------------------------

AUTO COMPONENTS (0.7%)
Aisin Seiki                                    28,500(c)               1,109,100
American Axle & Mfg Holdings                   10,766                    184,422
ArvinMeritor                                    9,911                    147,773
Bandag                                          3,423                    143,321
Continental                                     6,647(c)                 731,721
Cooper Tire & Rubber                            9,257                    132,745
DENSO                                          21,600(c)                 853,429
GKN                                           102,054(c)                 589,517
Johnson Controls                               29,163                  2,214,347
LKQ                                             5,538(b)                 115,246
Michelin Series B                               9,579(c)                 601,816
NGK Spark Plug                                 32,000(c)                 746,368
Superior Inds Intl                              5,643                    109,248

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
AUTO COMPONENTS (CONT.)
Toyoda Gosei                                   16,100(c)             $   352,944
Valeo                                           5,932(c)                 248,051
                                                                     -----------
Total                                                                  8,280,048
--------------------------------------------------------------------------------

AUTOMOBILES (2.3%)
DaimlerChrysler                               104,031(c)               5,974,975
Fiat                                           58,197(b,c)               733,380
Ford Motor                                    298,919                  2,379,395
General Motors                                 88,856(n)               1,889,967
Harley-Davidson                                68,346(n)               3,545,790
Honda Motor                                    43,800(c)               2,713,077
Monaco Coach                                    5,195                     69,613
Peugeot                                        32,126(c)               2,024,207
Renault                                        22,115(c)               2,351,414
Toyota Motor                                   63,000(c)               3,442,009
Volkswagen                                     35,702(c)               2,695,537
Yamaha Motor                                   15,400(c)                 380,780
                                                                     -----------
Total                                                                 28,200,144
--------------------------------------------------------------------------------

BEVERAGES (1.2%)
Coca-Cola                                     279,268                 11,692,952
Hansen Natural                                  2,809(b)                 354,074
PepsiCo                                        34,066                  1,968,674
Scottish & Newcastle                           53,372(c)                 482,160
                                                                     -----------
Total                                                                 14,497,860
--------------------------------------------------------------------------------

BIOTECHNOLOGY (0.9%)
Abgenix                                        11,333(b)                 254,993
Albany Molecular Research                      17,708(b)                 179,913
Alkermes                                        3,829(b)                  84,429
Amylin Pharmaceuticals                          1,093(b)                  53,502
Applera-Applied Biosystems
   Group                                       22,827(e)                 619,525
Biogen Idec                                    14,214(b)                 669,479
BioMarin Pharmaceutical                         7,628(b)                 102,368
CSL                                             7,782(c)                 304,699
Cubist Pharmaceuticals                          4,407(b)                 101,229
Gilead Sciences                               111,731(b)               6,951,904
MedImmune                                      40,385(b)               1,477,283
Myogen                                          2,605(b)                  94,379
Neurocrine Biosciences                          3,065(b)                 197,815

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
10 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
BIOTECHNOLOGY (CONT.)

Progenics Pharmaceuticals                       5,653(b)             $   149,748
Tanox                                           3,694(b)                  71,737
Vertex Pharmaceuticals                         13,373(b)                 489,318
                                                                     -----------
Total                                                                 11,802,321
--------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Ameron Intl                                     1,771                    129,690
Central Glass                                  55,000(c)                 318,719
Compagnie de Saint-Gobain                      25,795(c)               1,801,896
Lennox Intl                                     5,172                    154,436
Pilkington                                     52,244(c)                 147,037
Universal Forest Products                         788                     50,030
USG                                             1,037(b)                  98,474
                                                                     -----------
Total                                                                  2,700,282
--------------------------------------------------------------------------------

CAPITAL MARKETS (2.5%)
Bear Stearns Companies                          9,943                  1,379,094
Charles Schwab                                164,122                  2,824,540
Credit Suisse Group                            16,236(b,c)               911,344
Daiwa Securities Group                         61,000(c)                 818,413
E*TRADE Financial                              67,473(b)               1,820,422
Franklin Resources                             52,975                  4,992,364
Goldman Sachs Group                            22,215                  3,486,866
Investment Technology Group                     8,299(b)                 413,290
Janus Capital Group                            15,595                    361,336
Knight Capital Group Cl A                       4,297(b)                  59,857
LaBranche & Co                                  9,491(b)                 150,053
Lehman Brothers Holdings                       32,363                  4,677,424
Macquarie Bank                                  9,828(c)                 455,016
MCG Capital                                     3,051                     43,050
Mellon Financial                               17,835                    634,926
Merrill Lynch & Co                             38,976                  3,069,750
Morgan Stanley                                 57,766                  3,628,860
Nikko Cordial                                  40,000(c)                 662,758
Nomura Holdings                                29,700(c)                 662,439
Piper Jaffray Companies                         1,478(b)                  81,290
TradeStation Group                              5,367(b)                  74,172
Waddell & Reed Financial Cl A                   4,815                    111,227
                                                                     -----------
Total                                                                 31,318,491
--------------------------------------------------------------------------------

CHEMICALS (0.6%)
Akzo Nobel                                     10,321(c)                 547,636
Bayer                                          21,134(c)                 846,604
Cambrex                                         9,286                    181,448
Dow Chemical                                   16,550                    671,930
HB Fuller                                       1,156                     59,349
Imperial Chemical Inds                         24,568(c)                 147,680
Innospec                                        7,013(c)                 179,743
Koninklijke DSM                                14,265(c)                 651,295

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
CHEMICALS (CONT.)
Mitsubishi Gas Chemical                        27,000(c)             $   329,442
Mitsubishi Rayon                               41,000(c)                 335,831
Mitsui Chemicals                               79,000(c)                 581,307
Nitto Denko                                     6,000(c)                 509,304
OM Group                                       17,129(b)                 393,967
Sensient Technologies                          12,243                    220,986
Solvay                                          1,462(c)                 168,824
Teijin                                         61,000(c)                 405,837
Tokuyama                                       45,000(c)                 763,191
UBE Inds                                       52,000(c)                 153,318
WR Grace & Co                                  12,465(b)                 165,785
Yara Intl                                      15,700(c)                 249,824
                                                                     -----------
Total                                                                  7,563,301
--------------------------------------------------------------------------------

COMMERCIAL BANKS (4.5%)
ABN AMRO Holding                              190,333(c)               5,705,697
Allied Irish Banks                             36,951(c)                 881,591
Amcore Financial                                4,292                    135,713
Banche Popolari Unite                          34,414(c)                 834,406
BancorpSouth                                   16,908                    405,961
Barclays                                      345,421(c)               4,041,672
BNP Paribas                                    31,033(c)               2,882,245
Capitalia                                      60,703(c)                 504,579
Chemical Financial                              4,892                    158,061
Chittenden                                      6,282                    181,982
Citizens Banking                                2,629                     70,589
Comerica                                       16,393                    950,302
Commerzbank                                    20,136(c)                 802,232
Community Trust Bancorp                         3,303                    111,972
Danske Bank                                    42,000(c)               1,558,612
DNB NOR                                        49,800(c)                 670,816
First BanCorp Puerto Rico                      21,544(c)                 266,284
First Community Bancshares                      1,717                     54,910
First Horizon Natl                             13,108                    545,948
First Midwest Bancorp                           1,902                     69,556
Greater Bay Bancorp                             3,054                     84,718
HBOS                                          243,630(c)               4,067,512
HSBC Holdings                                 205,383(c)               3,443,234
Irwin Financial                                 7,642                    147,720
KBC Groep                                       5,030(c)                 540,004
KeyCorp                                        18,274                    672,483
Lloyds TSB Group                              794,897(c)               7,602,262
Mitsui Trust Holdings                           7,000(c)                 102,362
Mizuho Financial Group                            422(c)               3,453,021
Natl Australia Bank                            39,714(c)               1,071,709
Natl Bank of Greece                            13,535(c)                 636,334
Natl City                                      97,836(n)               3,414,476
Nordea Bank                                    87,200(c)               1,077,822
Old Natl Bancorp                                4,140                     89,590

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
COMMERCIAL BANKS (CONT.)
Oriental Financial Group                        8,505(c)             $   122,897
PNC Financial Services Group                   52,182                  3,512,370
Republic Bancorp                                4,649                     55,974
Resona Holdings                                   558(b,c)             1,920,214
Sumitomo Mitsui Financial Group                   178(c)               1,966,182
Susquehanna Bancshares                          5,559                    143,255
Tompkins Trustco                                  964                     46,417
Trustmark                                      10,818                    342,282
UMB Financial                                     641                     45,017
                                                                     -----------
Total                                                                 55,390,983
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Administaff                                     2,235                    121,495
Banta                                           2,436                    126,623
Brambles Inds                                  83,250(c)                 632,902
Cenveo                                          4,717(b)                  78,208
Ennis                                           4,959                     96,701
Escala Group                                    3,884(b)                 101,722
IKON Office Solutions                           8,126                    115,796
Monster Worldwide                              15,653(b)                 780,458
NCO Group                                       6,562(b)                 155,848
Rentokil Initial                               89,500(c)                 242,562
SOURCECORP                                      4,106(b)                  98,996
United Stationers                               5,703(b)                 302,828
Vedior                                         14,401(c)                 282,161
Viad                                            7,434                    254,838
                                                                     -----------
Total                                                                  3,391,138
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.0%)
ADTRAN                                          2,283                     59,769
ARRIS Group                                    29,191(b)                 401,668
Black Box                                       5,540                    266,197
Corning                                       306,077(b)               8,236,532
Motorola                                      593,836                 13,604,783
QUALCOMM                                      267,414                 13,533,823
Tellabs                                        68,968(b)               1,096,591
                                                                     -----------
Total                                                                 37,199,363
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.0%)
Apple Computer                                105,433(b)               6,612,758
Hewlett-Packard                               523,191                 17,212,984
Imation                                        11,322                    485,827
Intergraph                                      2,985(b)                 124,355
Komag                                           1,783(b)                  84,871
                                                                     -----------
Total                                                                 24,520,795
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Acciona                                         1,722(c)                 268,226
ACS Actividades de
   Construccion y Servicios                    16,777(c)                 651,738

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
Construction & Engineering (cont.)
EMCOR Group                                     3,677(b)                $182,600
Grupo Ferrovial                                 3,070(c)                 248,119
JGC                                            45,000(c)                 885,163
Nishimatsu Construction                        23,000(c)                  94,197
Perini                                          1,964(b)                  59,647
Quanta Services                                 7,294(b)                 116,850
Shaw Group                                      5,482(b)                 166,653
Skanska Series B                               34,001(c)                 556,713
URS                                             1,065(b)                  42,866
VINCI                                           4,730(c)                 466,244
Washington Group Intl                             833                     47,806
                                                                     -----------
Total                                                                  3,786,822
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.3%)
Eagle Materials                                 5,673                    361,710
Hanson                                         59,623(c)                 781,016
Rinker Group                                   42,546(c)                 604,520
Taiheiyo Cement                                84,000(c)                 406,118
Vulcan Materials                               11,670                  1,011,206
                                                                     -----------
Total                                                                  3,164,570
--------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
CompuCredit                                     2,526(b)                  92,982
MoneyGram Intl                                  7,700                    236,544
ORIX                                            7,670(c)               2,388,525
World Acceptance                                2,830(b)                  77,542
                                                                     -----------
Total                                                                  2,795,593
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Rock-Tenn Cl A                                  3,790                     56,812
Toyo Seikan Kaisha                             41,300(c)                 749,218
                                                                     -----------
Total                                                                    806,030
--------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Building Material Holding                       1,294                     46,118
Genuine Parts                                  16,770                    735,029
Handleman                                       8,008                     76,877
Li & Fung                                      64,000(c)                 144,349
                                                                     -----------
Total                                                                  1,002,373
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.3%)
CIT Group                                      33,056                  1,769,157
Citigroup                                     448,563                 21,190,116
Deutsche Boerse                                 9,689(c)               1,397,079
Euronext                                        4,872(c)                 401,726
Fortis                                         46,307(c)               1,654,128
Hong Kong Exchanges
   and Clearing                                80,000(c)                 482,536
ING Groep                                      99,273(c)               3,921,423

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
12 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
DIVERSIFIED FINANCIAL SERVICES (CONT.)
iShares MSCI Emerging
   Markets Index Fund                         322,100(n)             $31,887,901
Moody's                                        30,775                  2,199,182
NASDAQ Stock Market                            12,486(b)                 499,939
Suncorp-Metway                                    980(c)                  13,637
                                                                     -----------
Total                                                                 65,416,824
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.8%)
AT&T                                          668,918                 18,087,544
Belgacom                                       16,132(c)                 515,849
BellSouth                                     195,128                  6,761,185
BT Group                                      380,500(c)               1,467,514
Cable & Wireless                              143,988(c)                 273,289
Deutsche Telekom                               42,190(c)                 711,613
Hellenic Telecommunications
   Organization                                16,151(b,c)               360,091
Qwest Communications Intl                      97,068(b)                 660,062
Talk America Holdings                          16,962(b)                 144,686
Telecom Italia                                700,731(c)               1,865,843
Telekom Austria                                 3,327(c)                  78,409
Time Warner Telecom Cl A                        6,275(b)                 112,636
Verizon Communications                        489,461                 16,671,042
                                                                     -----------
Total                                                                 47,709,763
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.1%)
Allete                                          7,277                    339,108
American Electric Power                        23,565                    801,681
Black Hills                                     1,984                     67,456
CenterPoint Energy                             99,764                  1,190,185
CH Energy Group                                   965                     46,320
Cleco                                           2,659                     59,375
Duquesne Light Holdings                         4,772                     78,738
E.ON                                           20,886(c)               2,298,178
Edison Intl                                    28,093                  1,156,870
Energias de Portugal                          118,695(c)                 465,986
FirstEnergy                                    25,917                  1,267,341
Fortum                                         41,600(c)               1,049,468
Idacorp                                         1,952                     63,479
PG&E                                           57,052                  2,219,323
Scottish Power                                102,469(c)               1,036,073
TECO Energy                                    17,236                    277,844
Tohoku Electric Power                          28,700(c)                 620,626
Tokyo Electric Power                           42,100(c)               1,049,907
Union Fenosa                                    4,327(c)                 164,474
                                                                     -----------
Total                                                                 14,252,432
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
ELECTRICAL EQUIPMENT (0.4%)
ABB                                           172,621(b,c)           $ 2,178,957
ALSTOM                                         21,178(b,c)             1,775,767
Furukawa Electric                              31,000(c)                 257,082
General Cable                                   3,421(b)                 103,759
Sumitomo Electric Inds                         42,500(c)                 673,485
                                                                     -----------
Total                                                                  4,989,050
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilent Technologies                           18,291(b)                 686,827
BrightPoint                                    10,879(b)                 337,902
Hitachi                                       254,000(c)               1,797,790
Hoya                                           19,600(c)                 791,061
Ibiden                                         10,800(c)                 546,011
Itron                                           3,600(b)                 215,460
Methode Electronics                            17,850                    194,387
Plexus                                         12,958(b)                 486,832
SYNNEX                                          9,514(b)                 176,580
                                                                     -----------
Total                                                                  5,232,850
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.0%)
Baker Hughes                                   52,567                  3,595,583
BJ Services                                    49,793                  1,722,838
CARBO Ceramics                                    994                     56,569
Halliburton                                    70,836                  5,172,445
Helix Energy Solutions Group                    7,984(b)                 302,594
Lone Star Technologies                          3,371(b)                 186,787
Nabors Inds                                    25,911(b,c)             1,854,709
Natl Oilwell Varco                             33,004(b)               2,116,216
Oil States Intl                                 4,013(b)                 147,879
Parker Drilling                                12,096(b)                 112,130
RPC                                             7,959                    181,863
Schlumberger                                   63,019                  7,976,314
Technip                                         5,654(c)                 382,626
TETRA Technologies                              4,290(b)                 201,802
Transocean                                     13,374(b)               1,073,932
                                                                     -----------
Total                                                                 25,084,287
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.2%)
AEON                                           37,300(c)                 904,847
Albertson's                                    60,448                  1,551,700
CVS                                            63,485                  1,896,297
Great Atlantic & Pacific Tea                    3,800(b)                 132,734
J Sainsbury                                   161,623(c)                 933,619
Kesko Series B                                  9,900(c)                 308,893
Kroger                                        146,201(b)               2,976,652
Nash Finch                                      5,209                    155,749
Ruddick                                         8,465                    205,784
Safeway                                       126,819                  3,185,693
UNY                                            10,000(c)                 159,997

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
FOOD & STAPLES RETAILING (CONT.)
Wal-Mart Stores                               286,241                $13,522,024
Weis Markets                                    2,480                    110,534
Whole Foods Market                             20,924                  1,390,191
                                                                     -----------
Total                                                                 27,434,714
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.3%)
Flowers Foods                                   2,510                     74,547
Lancaster Colony                                2,840                    119,280
Orkla                                          11,400(c)                 565,519
Sara Lee                                       49,578                    886,455
Tate & Lyle                                     8,418(c)                  83,506
Unilever                                      108,842(c)               2,122,594
                                                                     -----------
Total                                                                  3,851,901
--------------------------------------------------------------------------------

GAS UTILITIES (--%)
Nicor                                           3,093                    122,359
Peoples Energy                                  3,064                    109,201
WGL Holdings                                    5,521                    167,949
                                                                     -----------
Total                                                                    399,509
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Bausch & Lomb                                   8,102                    516,097
Becton Dickinson & Co                          19,378                  1,193,297
Biomet                                         15,511                    550,951
Hologic                                         7,346(b)                 406,601
Intuitive Surgical                              2,922(b)                 344,796
Invacare                                        2,089                     64,884
Kyphon                                          2,700(b)                 100,440
LifeCell                                        3,361(b)                  75,791
Medtronic                                      35,484                  1,800,813
Mentor                                          2,717                    123,107
Millipore                                       9,860(b)                 720,372
Thoratec                                        5,199(b)                 100,185
                                                                     -----------
Total                                                                  5,997,334
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.1%)
Aetna                                         102,898                  5,056,408
AmerisourceBergen                              39,500                  1,906,665
Apria Healthcare Group                         16,059(b)                 369,036
Cardinal Health                                20,309                  1,513,427
CIGNA                                          56,390                  7,365,662
Express Scripts                                33,747(b)               2,966,361
HCA                                            50,903                  2,330,848
HealthExtras                                    4,071(b)                 143,706
Kindred Healthcare                              3,302(b)                  83,045
McKesson                                       36,727                  1,914,579
Medco Health Solutions                         35,362(b)               2,023,414
Per-Se Technologies                             2,773(b)                  73,928
RehabCare Group                                 8,178(b)                 154,155
Sonic Healthcare                                8,286(c)                  93,119

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Tenet Healthcare                               63,101(b)                $465,685
United Surgical Partners Intl                     998(b)                  35,339
UnitedHealth Group                            175,669                  9,812,871
WellPoint                                      25,319(b)               1,960,450
                                                                     -----------
Total                                                                 38,268,698
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Aristocrat Leisure                              7,526(c)                  74,234
Bob Evans Farms                                 5,484                    162,930
Carnival                                        5,127(c)                 252,072
Compass Group                                 155,452(c)                 616,427
Darden Restaurants                             26,919                  1,104,487
Jack in the Box                                 2,551(b)                 110,969
Mitchells & Butlers                            46,025(c)                 382,605
OPAP                                            2,185(c)                  83,504
Papa John's Intl                                5,277(b)                 173,138
Ruby Tuesday                                    4,097                    131,432
Ryan's Restaurant Group                         9,109(b)                 132,081
Six Flags                                       7,618(b)                  77,551
TUI                                            42,173(c)                 827,836
Wendy's Intl                                   26,236                  1,628,206
                                                                     -----------
Total                                                                  5,757,472
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.0%)
Barratt Developments                           47,337(c)                 870,906
Beazer Homes USA                                1,735                    113,990
Blyth                                           4,629                     97,302
Brookfield Homes                                1,222                     63,373
Centex                                         72,842                  4,515,475
DR Horton                                     107,312                  3,564,904
Electrolux Series B                            34,800(c)                 998,819
Ethan Allen Interiors                           5,580                    234,472
Furniture Brands Intl                          10,186                    249,659
George Wimpey                                  70,309(c)                 683,417
Jarden                                          1,560(b)                  51,246
KB HOME                                        16,246                  1,055,665
La-Z-Boy                                        9,829                    167,093
Lennar Cl A                                    10,056                    607,181
M/I Homes                                       4,247                    199,609
Makita                                          6,600(c)                 203,569
Matsushita Electric Industrial                 79,000(c)               1,755,332
Maytag                                         26,559                    566,503
Persimmon                                      37,954(c)                 875,650
Pioneer                                        51,700(c)                 835,529
Pulte Homes                                    90,219                  3,466,213
SANYO Electric                                431,000(c)               1,182,879
Stanley Works                                   2,743                    138,960
Taylor Woodrow                                113,417(c)                 796,039
Tupperware Brands                               3,673                     75,627

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
14 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
HOUSEHOLD DURABLES (CONT.)
WCI Communities                                 4,110(b)             $   114,340
Whirlpool                                      14,657                  1,340,676
William Lyon Homes                              3,412(b)                 326,460
                                                                     -----------
Total                                                                 25,150,888
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.2%)
Kimberly-Clark                                 45,904                  2,653,251
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
3M                                             80,639                  6,103,566
Keppel                                         20,000(c)                 170,813
Pirelli & C                                   235,380(c)                 224,460
Standex Intl                                    3,280                    103,845
                                                                     -----------
Total                                                                  6,602,684
--------------------------------------------------------------------------------

INSURANCE (3.8%)
Aegon                                         201,698(c)               3,731,948
AFLAC                                          18,972                    856,206
Alfa                                            6,208                    106,405
Allianz                                        10,427(c)               1,740,767
Allstate                                       61,146                  3,186,318
Ambac Financial Group                          28,076                  2,234,850
AmerUs Group                                    2,040                    122,890
Aon                                            52,864                  2,194,385
Argonaut Group                                  4,092(b)                 145,471
Aviva                                         250,195(c)               3,475,136
CNP Assurances                                  5,855(c)                 590,263
Delphi Financial Group Cl A                     2,405                    124,170
FBL Financial Group Cl A                        3,475                    119,714
Great American Financial
   Resources                                    2,172                     42,854
Horace Mann Educators                           2,385                     44,838
Infinity Property & Casualty                    1,986                     82,896
LandAmerica Financial Group                     4,795                    325,341
Lincoln Financial Group                        18,804                  1,105,186
Lincoln Natl                                   43,502                  2,374,774
Loews                                          42,669                  4,318,102
Marsh & McLennan Companies                     69,315                  2,035,088
MBIA                                           20,793                  1,250,283
MetLife                                        57,308                  2,771,988
Natl Western Life Insurance Cl A                  441                    102,440
Ohio Casualty                                   2,577                     81,691
Presidential Life                               5,039                    128,041
Prudential Financial                           44,445                  3,369,375
Royal & SunAlliance
   Insurance Group                            607,708(c)               1,454,324
Sampo Series A                                 41,397(c)                 871,292
St Paul Travelers Companies                    54,046                  2,258,582
State Auto Financial                            2,051                     69,139
Stewart Information Services                    3,686                    173,537

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
INSURANCE (CONT.)
Torchmark                                      12,231                   $698,390
Triad Guaranty                                  4,321(b)                 202,655
United Fire & Casualty                          3,747                    123,276
Universal American Financial                   16,714(b)                 257,396
UnumProvident                                  82,911                  1,698,017
Zurich Financial Services                      13,875(b,c)             3,260,604
                                                                     -----------
Total                                                                 47,728,632
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Blair                                             824                     34,122
Coldwater Creek                                 5,639(b)                 156,764
Insight Enterprises                             7,652(b)                 168,421
NetFlix                                         5,623(b)                 163,011
NutriSystem                                     4,450(b)                 211,463
                                                                     -----------
Total                                                                    733,781
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
aQuantive                                      15,418(b)                 362,940
CNET Networks                                  15,265(b)                 216,916
EarthLink                                       6,373(b)                  60,862
SoftBank                                       42,300(c)               1,239,994
ValueClick                                      6,114(b)                 103,449
                                                                     -----------
Total                                                                  1,984,161
--------------------------------------------------------------------------------

IT SERVICES (0.4%)
BISYS Group                                     6,162(b)                  83,064
Cap Gemini                                      6,444(b,c)               351,056
Convergys                                      43,941(b)                 800,166
CSG Systems Intl                                9,085(b)                 211,317
Electronic Data Systems                        80,673                  2,164,457
MAXIMUS                                         8,708                    313,314
Paychex                                        28,303                  1,179,103
Perot Systems Cl A                             29,347(b)                 456,639
                                                                     -----------
Total                                                                  5,559,116
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Callaway Golf                                   5,807                     99,880
Eastman Kodak                                 155,064                  4,410,020
Fuji Photo Film                                 9,900(c)                 330,589
JAKKS Pacific                                   4,781(b)                 127,844
Mattel                                         45,415                    823,374
Yamaha                                          8,100(c)                 143,156
                                                                     -----------
Total                                                                  5,934,863
--------------------------------------------------------------------------------

MACHINERY (1.4%)
AGCO                                            3,508(b)                  72,756
AMADA                                          33,000(c)                 360,031
Atlas Copco Series A                           31,800(c)                 894,337
Atlas Copco Series B                           17,800(c)                 465,173
Caterpillar                                    27,712                  1,989,998

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
MACHINERY (CONT.)
Crane                                           3,230                $   132,462
Cummins                                         8,626                    906,593
FANUC                                           6,600(c)                 635,381
Flowserve                                       4,649(b)                 271,223
Ingersoll-Rand Cl A                            18,036(c)                 753,724
Invensys                                      864,548(b,c)               345,455
Ishikawajima-Harima
   Heavy Inds                                 161,000(c)                 510,264
ITT Inds                                       21,299                  1,197,430
JLG Inds                                       12,776                    393,373
Kawasaki Heavy Inds                           276,000(c)                 968,544
Komatsu                                        89,000(c)               1,697,723
KONE Series B                                   6,680(c)                 274,958
Kubota                                         81,000(c)                 874,076
Lincoln Electric Holdings                       1,233                     66,570
Manitowoc                                       1,873                    170,724
Metso                                          10,500(c)                 405,223
Mitsubishi Heavy Inds                         160,000(c)                 761,322
Mueller Inds                                    2,904                    103,644
PACCAR                                         27,125                  1,911,769
Sulzer                                            259(c)                 176,781
Sumitomo Heavy Inds                            39,000(c)                 374,790
Trinity Inds                                    4,036                    219,518
Volvo Series A                                  4,700(c)                 214,871
Wabtec                                          2,984                     97,278
Wartsila Series B                               4,100(c)                 152,020
                                                                     -----------
Total                                                                 17,398,011
--------------------------------------------------------------------------------
MARINE (0.1%)
AP Moller - Maersk                                 64(c)                 549,842
Kawasaki Kisen Kaisha                          72,000(c)                 425,185
Neptune Orient Lines                           69,500(c)                  93,768
                                                                     -----------
Total                                                                  1,068,795
--------------------------------------------------------------------------------

MEDIA (--%)
Reader's Digest Assn                            4,506                     66,464
Reed Elsevier                                  36,204(c)                 347,192
Valassis Communications                         2,912(b)                  85,525
                                                                     -----------
Total                                                                    499,181
--------------------------------------------------------------------------------

METALS & MINING (2.8%)
Anglo American                                 60,577(c)               2,334,232
Arcelor                                        46,125(c)               1,818,090
BHP Billiton                                  191,965(c)               3,694,386
BlueScope Steel                                67,755(c)                 348,223
Boehler-Uddeholm                                1,412(c)                 290,856
Commercial Metals                               4,291                    229,526
Corus Group                                   783,405(c)               1,197,688
Cumerio                                         1,546(c)                  40,426

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
METALS & MINING (CONT.)
Daido Steel                                    86,000(c)             $   873,226
Freeport-McMoRan Copper & Gold Cl B            30,423                  1,818,383
Iluka Resources                                28,304(c)                 158,838
Kobe Steel                                    360,000(c)               1,367,321
Mitsubishi Materials                           70,000(c)                 374,118
Newmont Mining                                 34,355                  1,782,681
Nippon Steel                                   50,000(c)                 193,729
Nucor                                          29,918                  3,135,108
OneSteel                                       86,182(c)                 254,159
Phelps Dodge                                   50,452                  4,062,901
Rautaruukki                                    16,500(c)                 609,388
Reliance Steel & Aluminum                       4,435                    416,535
Rio Tinto                                      66,504(c)               3,477,665
RTI Intl Metals                                 2,847(b)                 156,158
Ssab Svenskt Stal Series A                      9,400(c)                 450,263
Steel Dynamics                                  1,850                    104,951
Stillwater Mining                               7,727(b)                 127,186
Sumitomo Metal Inds                           384,939(c)               1,651,748
Sumitomo Metal Mining                          31,000(c)                 432,509
ThyssenKrupp                                   62,948(c)               1,817,611
Titanium Metals                                 8,779(b)                 426,220
Umicore                                         2,975(c)                 412,029
voestalpine                                     3,973(c)                 555,834
                                                                     -----------
Total                                                                 34,611,988
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
99 Cents Only Stores                           20,897(b)                 283,363
Conn's                                          2,656(b)                  90,729
Dollar General                                 49,720                    878,553
JC Penney                                       9,017                    544,717
Nordstrom                                      16,975                    665,081
PPR                                             2,926(c)                 353,302
                                                                     -----------
Total                                                                  2,815,745
--------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER (0.7%)
Aquila                                         25,807(b)                 102,970
Intl Power                                     96,281(c)                 473,371
RWE                                            23,556(c)               2,049,944
Sempra Energy                                  23,145                  1,075,317
SUEZ                                           60,431(c)               2,381,251
United Utilities                              107,802(c)               1,291,326
Veolia Environnement                           12,913(c)                 717,087
                                                                     -----------
Total                                                                  8,091,266
--------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Oce                                            16,182(c)                 293,528
Ricoh                                          26,000(c)                 508,114
                                                                     -----------
Total                                                                    801,642
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
16 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (9.0%)
Anadarko Petroleum                             26,683               $  2,695,250
ATP Oil & Gas                                   3,617(b)                 158,822
BG Group                                      178,378(c)               2,229,702
BP                                            143,272(c)               1,645,271
Cabot Oil & Gas                                 2,021                     96,867
Carrizo Oil & Gas                               4,200(b)                 109,158
Chevron                                       282,944                 16,402,264
Cimarex Energy                                  3,530                    152,708
ConocoPhillips                                327,452                 20,678,594
Devon Energy                                   50,952                  3,116,734
Eni                                            65,807(c)               1,872,256
EOG Resources                                  54,264                  3,907,008
Exxon Mobil                                   443,080                 26,965,848
Frontier Oil                                    4,624                    274,434
Frontline                                       9,100(c)                 303,495
Giant Inds                                      1,183(b)                  82,266
Holly                                           1,842                    136,529
Houston Exploration                             3,541(b)                 186,611
KCS Energy                                      5,403(b)                 140,478
Marathon Oil                                   67,232                  5,121,061
Nippon Mining Holdings                         48,000(c)                 404,996
Nippon Oil                                    129,000(c)               1,011,700
Norsk Hydro                                     6,960(c)                 964,616
OMV                                            20,329(c)               1,359,722
Parallel Petroleum                              4,221(b)                  77,877
Repsol YPF                                     29,631(c)                 841,587
Royal Dutch Shell Series A                    201,459(c)               6,295,223
Royal Dutch Shell Series B                    310,891(c)              10,110,874
Santos                                         39,067(c)                 318,232
Ship Finance Intl                                 455(c)                   7,709
St. Mary Land & Exploration                     5,808                    237,141
Statoil                                        32,200(c)                 928,917
Stone Energy                                   10,725(b)                 473,294
Sunoco                                         28,878                  2,240,066
Swift Energy                                    1,531(b)                  57,351
Total                                           2,840(c)                 749,155
Woodside Petroleum                             45,026(c)               1,465,803
                                                                    ------------
Total                                                                113,819,619
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Louisiana-Pacific                               5,509                    149,845
Nippon Paper Group                                 76(c)                 328,694
Norske Skogindustrier                          28,704(c)                 486,323
Schweitzer-Mauduit Intl                         6,143                    147,432
Stora Enso Series R                            73,708(c,n)             1,134,262
Svenska Cellulosa Series B                     26,300(c)               1,155,079
UPM - Kymmene                                  77,800(c)               1,838,269
                                                                    ------------
Total                                                                  5,239,904
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
PERSONAL PRODUCTS (--%)
NBTY                                            5,024(b)            $    113,140
--------------------------------------------------------------------------------

PHARMACEUTICALS (5.4%)
Abbott Laboratories                            42,878                  1,821,029
Allergan                                       32,758                  3,554,243
Andrx                                          27,591(b)                 655,010
AstraZeneca                                    30,222(c)               1,522,635
Bristol-Myers Squibb                          319,725                  7,868,432
Chugai Pharmaceutical                           6,900(c)                 125,172
Daiichi Sankyo                                 19,407(c)                 442,755
Johnson & Johnson                             385,077(m)              22,804,259
King Pharmaceuticals                           55,288(b)                 953,718
Merck                                           2,847(c)                 270,561
Merck & Co                                    477,825                 16,833,775
Par Pharmaceutical Companies                    2,306(b)                  64,983
Perrigo                                         3,776                     61,587
Pfizer                                        278,095                  6,930,127
Roche Holding                                  16,535(c)               2,462,741
Sanofi-Aventis                                 14,862(c)               1,413,650
Schering-Plough                                50,916                    966,895
                                                                    ------------
Total                                                                 68,751,572
--------------------------------------------------------------------------------

REAL ESTATE (0.3%)
Mitsubishi Estate                              44,000(c)               1,043,079
Mitsui Fudosan                                 47,000(c)               1,080,253
New World Development                          67,551(c)                 118,404
Sumitomo Realty &
   Development                                 18,000(c)                 498,598
Tokyu Land                                     39,000(c)                 348,611
Unibail                                         2,994(c)                 540,547
Wereldhave                                      3,682(c)                 414,025
                                                                    ------------
Total                                                                  4,043,517
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (0.3%)
American Home Mortgage
   Investment                                  14,661                    457,570
Anthracite Capital                             21,096                    231,634
Anworth Mtge Asset                             29,920                    235,171
Equity Residential                             22,674                  1,060,916
IMPAC Mtge Holdings                            50,234(n)                 484,256
Kilroy Realty                                   3,582                    276,745
MFA Mtge Investments                           51,864                    329,336
New Century Financial                           4,378                    201,476
RAIT Investment Trust                          12,485                    352,576
Redwood Trust                                   7,330                    317,536
Saxon Capital                                  27,500                    287,100
                                                                    ------------
Total                                                                  4,234,316
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
ROAD & RAIL (0.7%)
Amerco                                            891(b)            $     88,182
Arkansas Best                                   7,022                    274,701
Burlington Northern Santa Fe                   30,033                  2,502,650
CSX                                            30,926                  1,849,375
East Japan Railway                                 95(c)                 703,883
Nippon Express                                103,000(c)                 584,621
Norfolk Southern                               33,919                  1,834,000
Union Pacific                                  11,072                  1,033,571
Werner Enterprises                             14,925                    274,172
                                                                    ------------
Total                                                                  9,145,155
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Advanced Micro Devices                         77,869(b)               2,582,136
Broadcom Cl A                                 109,030(b)               4,705,734
EMCORE                                          5,065(b)                  51,764
ESS Technology                                 13,902(b)                  46,155
Intel                                          42,516                    822,685
LSI Logic                                      73,444(b)                 849,013
Micron Technology                              48,215(b)                 709,725
Microsemi                                      16,987(b)                 494,492
Natl Semiconductor                             52,927                  1,473,488
OmniVision Technologies                        19,141(b)                 578,058
Rambus                                          3,607(b)                 141,899
Standard Microsystems                           2,394(b)                  62,196
Texas Instruments                             126,073                  4,093,590
Trident Microsystems                           17,849(b)                 518,692
Zoran                                           5,469(b)                 119,662
                                                                    ------------
Total                                                                 17,249,289
--------------------------------------------------------------------------------

SOFTWARE (2.3%)
Autodesk                                       68,316                  2,631,532
BMC Software                                   34,931(b)                 756,605
Citrix Systems                                 22,094(b)                 837,363
Compuware                                      67,159(b)                 525,855
Concur Technologies                             9,364(b)                 173,515
Microsoft                                     399,508                 10,870,613
Midway Games                                    3,611(b)                  33,293
Nuance Communications                          46,213(b)                 545,776
Oracle                                        892,892(b)              12,223,691
Quality Systems                                 4,738                    156,828
                                                                    ------------
Total                                                                 28,755,071
--------------------------------------------------------------------------------

SPECIALTY RETAIL (2.1%)
Asbury Automotive Group                         3,333(b)                  65,727
Best Buy                                      103,165                  5,770,018
Burlington Coat Factory Warehouse               1,448                     65,812
Cato Cl A                                       4,721                    112,643
Dress Barn                                      2,760(b)                 132,342

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                   VALUE(A)
SPECIALTY RETAIL (CONT.)
Group 1 Automotive                              4,089                   $194,391
GUESS?                                          3,666(b)                 143,377
Home Depot                                    343,216                 14,518,037
Lithia Motors Cl A                              2,009                     69,712
Office Depot                                   44,130(b)               1,643,401
Payless ShoeSource                              3,145(b,m)                71,989
Pier 1 Imports                                 13,982                    162,331
Sonic Automotive                               18,022                    500,291
Talbots                                         3,799                    102,079
Tiffany & Co                                   21,874                    821,150
Yamada Denki                                   10,500(c)               1,210,681
Zale                                           12,365(b,m)               346,591
                                                                    ------------
Total                                                                 25,930,572
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Brown Shoe                                      3,290                    172,659
Coach                                          27,304(b)                 944,172
Compagnie Financiere
   Richemont Series A Unit                     28,627(c)               1,372,919
Jones Apparel Group                            19,234                    680,307
Kellwood                                        4,776                    149,919
Liz Claiborne                                   9,823                    402,547
Nike Cl B                                      27,687                  2,356,163
Russell                                         8,119                    112,042
Steven Madden                                   2,099                     74,515
Stride Rite                                     5,723                     82,869
VF                                             10,358                    589,370
                                                                    ------------
Total                                                                  6,937,482
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.3%)
Accredited Home Lenders Holding                 5,047(b)                 258,305
Anchor BanCorp Wisconsin                        1,335                     40,464
CharterMac LP                                   2,352                     47,746
Doral Financial                                15,000(c)                 173,250
Fannie Mae                                    261,157                 13,423,469
Flagstar Bancorp                               15,595                    235,485
Freddie Mac                                   115,722                  7,059,042
Fremont General                                 4,766                    102,755
MGIC Investment                                18,289                  1,218,596
R-G Financial Cl B                             15,995(c)                 202,497
W Holding                                      27,883(c)                 219,439
Washington Mutual                             142,266                  6,063,377
                                                                    ------------
Total                                                                 29,044,425
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
18 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                 VALUE(A)
TOBACCO (1.0%)
Altria Group                                  134,700(m)          $    9,544,842
British American Tobacco                       23,630(c)                 572,270
Japan Tobacco                                     535(c)               1,881,978
Universal                                       9,213                    338,762
                                                                  --------------
Total                                                                 12,337,852
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.7%)
GATX                                            1,049                    $43,313
Hagemeyer                                     116,571(b,c)               589,009
ITOCHU                                        109,000(c)                 936,350
Marubeni                                      211,000(c)               1,104,393
Mitsubishi                                     95,900(c)               2,183,804
Mitsui & Co                                    43,000(c)                 621,854
Sojitz                                        111,400(b,c)               658,802
Sumitomo                                       64,000(c)                 911,411
United Rentals                                  4,591(b)                 158,390
Watsco                                          2,410                    171,231
WESCO Intl                                      1,983(b)                 134,864
WW Grainger                                    10,449                    787,332
                                                                  --------------
Total                                                                  8,300,753
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
Abertis Infraestructuras                       10,544(c)                 273,282
Macquarie Infrastructure Group                228,796(c)                 623,972
                                                                  --------------
Total                                                                    897,254
--------------------------------------------------------------------------------

WATER UTILITIES (--%)
Kelda Group                                    31,216(c)                 427,616
Severn Trent                                    6,701(c)                 130,037
                                                                  --------------
Total                                                                    557,653
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Bouygues                                        4,851(c)                 257,748
Dobson Communications Cl A                      7,331(b)                  58,795
SBA Communications Cl A                         7,185(b)                 168,201
Vodafone Group                                884,973(c)               1,852,643
                                                                  --------------
Total                                                                  2,337,387
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $885,340,891)                                              $1,002,633,473
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCKS & OTHER (0.1%)
--------------------------------------------------------------------------------

ISSUER                                         SHARES                 VALUE(A)

VINCI
   Rights                                       4,730(b,c)        $       10,144
Volkswagen                                     23,729(c)               1,302,197
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $922,474)                                                  $    1,312,341
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (18.0%)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
FOREIGN AGENCIES (0.2%)
Pemex Project Funding Master Trust
     12-15-15                      5.75%   $2,150,000(c)              $2,058,625

--------------------------------------------------------------------------------

SOVEREIGN (1.9%)
Aries Vermoegensverwaltungs
     10-25-14                      9.60     1,500,000(c,d)             1,871,250
Bundesrepublik Deutschland
   (European Monetary Unit)
     01-04-10                      5.38       745,000(c)                 960,891
     01-04-13                      4.50       535,000(c)                 679,015
     07-04-34                      4.75       270,000(c)                 368,185
Buoni Poliennali Del Tesoro
   (European Monetary Unit)
     09-01-06                      2.75       540,000(c)                 653,848
Dominican Republic
     04-20-27                      8.63       250,000(c,d)               256,875
Federal Republic of Brazil
     01-15-18                      8.00       876,000(c)                 949,146
     10-14-19                      8.88       976,000(c)               1,127,280
     08-17-40                     11.00     1,612,000(c)               2,068,195
Govt of Canada
   (Canadian Dollar)
     09-01-09                      4.25       155,000(c)                 133,292
Govt of Japan
   (Japanese Yen)
     06-20-12                      1.40    98,000,000(c)                 829,221
Govt of Ukraine
     06-11-13                      7.65       185,000(c)                 194,139
Hellenic Republic
   (European Monetary Unit)
     04-18-08                      3.50       540,000(c)                 655,234
Republic of Argentina
     08-03-12                      4.89     1,949,000(c,i)             1,593,308
     12-31-33                      8.28       527,696(c)                 518,462
     12-15-35                      0.00     1,468,842(c,l)               135,868
Republic of Colombia
     05-21-24                      8.13       456,000(c)                 510,720
Republic of Indonesia
     03-09-17                      6.88       400,000(c,d)               394,000
Republic of Panama
     03-15-15                      7.25       100,000(c)                 106,000
     09-30-27                      8.88       346,000(c)                 420,390
Republic of Peru
     05-03-16                      8.38       472,000(c)                 512,120
     11-21-33                      8.75       352,000(c)                 392,480
Republic of Philippines
     01-14-31                      7.75     1,480,000(c)               1,491,100

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
SOVEREIGN (CONT.)
Republic of South Africa
     06-02-14                      6.50%     $240,000(c)             $   252,300
Republic of Turkey
     03-15-15                      7.25       885,000(c)                 921,506
     02-05-25                      7.38       467,000(c)                 483,929
Republic of Uruguay
     03-21-36                      7.63       250,000(c)                 250,000
Republic of Venezuela
     04-20-11                      5.61       520,000(c,i)               521,300
     10-08-14                      8.50       787,000(c)                 881,440
     01-13-34                      9.38       237,000(c)                 302,768
Russian Ministry of Finance
     05-14-11                      3.00     2,240,000(c)               1,977,023
United Kingdom Treasury
   (British Pound)
     09-07-14                      5.00       170,000(c)                 307,273
United Mexican States
     09-27-34                      6.75     1,340,000(c)               1,383,550
                                                                     -----------
Total                                                                 24,102,108
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (5.8%)
Federal Home Loan Bank
     01-18-08                      4.63     3,045,000                  3,021,188
     02-08-08                      4.63     5,500,000                  5,455,808
Federal Home Loan Mtge Cor         p
     08-17-07                      4.00     2,490,000                  2,453,464
     12-19-08                      4.63     1,125,000                  1,112,153
     03-18-09                      3.76       520,000                    499,826
     07-12-10                      4.13     3,060,000                  2,941,309
Federal Natl Mtge Assn
     01-15-08                      4.63     3,880,000                  3,844,893
     10-15-08                      4.50     5,290,000                  5,220,775
     02-15-09                      3.25     1,850,000                  1,759,087
U.S. Treasury
     06-30-07                      3.63       525,000                    517,084
     11-30-07                      4.25    15,570,000                 15,420,995
     02-28-11                      4.50     3,040,000                  2,995,707
     02-15-16                      4.50    10,500,000(n)              10,212,069
     08-15-23                      6.25     4,095,000                  4,644,307
     02-15-26                      6.00     9,760,000                 10,890,023
                                                                     -----------
Total                                                                 70,988,688
--------------------------------------------------------------------------------

ASSET-BACKED (0.3%)
Aesop Funding II LLC
   Series 2004-2A Cl A1 (FGIC)
     04-20-08                      2.76       200,000(d,k)               195,807

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
ASSET-BACKED (CONT.)
AmeriCredit Automobile Receivables Trust
   Series 2005-DA Cl A3
     12-06-10                      4.87%   $  175,000                 $  173,797
ARG Funding
   Series 2005-1A Cl A3 (MBIA)
     04-20-11                      4.29       350,000(d,k)               335,338
Capital Auto Receivables Asset Trust
   Series 2004-1
     09-15-10                      2.84       250,000                    242,433
Capital One Auto Finance Trust
   Series 2005-BSS Cl A3
     11-15-09                      4.08       350,000                    343,333
Carmax Auto Owner Trust
   Series 2005-1 Cl A4
     03-15-10                      4.35       175,000                    171,673
Citibank Credit Card Issuance Trust
   Series 2003-A3 Cl A3
     03-10-10                      3.10     1,300,000                  1,249,794
Long Beach Auto Receivables Trust
   Series 2004-C Cl A3 (FSA)
     09-15-09                      3.40       250,000(k)                 247,525
Metris Master Trust
   Series 2004-2 Cl D
     10-20-10                      8.03        70,000(d,i)                70,620
Metris Master Trust
   Series 2005-1A Cl D
     03-21-11                      6.68       100,000(d,i)               100,221
Morgan Stanley Auto Loan Trust
   Series 2004-HB2 Cl A3
     03-16-09                      2.94       300,000                    293,901
Residential Asset Securities
   Series 2006-KS1 Cl A2
     02-25-36                      4.96       685,000(i)                 685,107
                                                                     -----------
Total                                                                  4,109,549
--------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (2.5%)(F)
Banc of America Commercial Mtge
   Series 2004-5 Cl A4
     11-10-41                      4.94       400,000                    382,188
Banc of America Commercial Mtge
   Series 2005-1 Cl A4
     11-10-42                      5.03       250,000                    245,131
Banc of America Commercial Mtge
   Series 2005-3 Cl A4
     07-10-43                      4.67     1,144,000                  1,071,074

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
20 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Banc of America Large Loan
   Series 2005-BOCA Cl A1
     12-15-16                      4.87%   $  219,160(d,i)            $  219,201
Banc of America Large Loan
   Series 2006-LAQ C1 E
     02-09-21                      5.30       300,000(d,g,i)             300,000
Banc of America Large Loan
   Series 2006-LAQ C1 F
     02-09-21                      5.36       325,000(d,g,i)             325,000
Banc of America Large Loan
   Series 2006-LAQ C1 G
     02-09-21                      5.45       225,000(d,g,i)             225,000
Bear Stearns Commercial Mtge Securities
   Series 2004-PWR5 Cl A3
     07-11-42                      4.57       700,000                    671,116
Bear Stearns Commercial Mtge Securities
   Series 2004-T16 Cl A3
     02-13-46                      4.03       240,000                    229,452
Bear Stearns Commercial Mtge Securities
   Series 2005-PW10 Cl A4
     12-11-40                      5.41       350,000                    345,059
Bear Stearns Commercial Mtge Securities
   Series 2005-PWR8 Cl A1
     06-11-41                      4.21       541,857                    528,397
Bear Stearns Commercial Mtge Securities
   Series 2005-T20 Cl E
     10-12-42                      5.16       200,000                    190,906
California State Teachers' Retirement System Trust
   Series 2002-C6 Cl A3
     11-20-14                      4.46       700,546(d)                 681,680
CDC Commercial Mtge Trust
   Series 2002-FX1 Cl A2
     11-15-30                      5.68       425,000                    429,485
Citigroup Commercial Mtge Trust
   Series 2005-EMG Cl A1
     09-20-51                      4.15     1,021,005(d)                 997,742
Citigroup/Deutsche Bank Commercial Mtge Trust
   Series 2005-CD1 Cl A4
     07-15-44                      5.23       525,000                    514,630
Citigroup/Deutsche Bank Commercial Mtge Trust
   Series 2005-CD1 Cl ASB
     07-15-44                      5.23       175,000                    172,455
Citigroup/Deutsche Bank Commercial Mtge Trust
   Series 2006-CD2 Cl A2
     01-15-46                      5.41       750,000                    748,012
Commercial Mtge Pass-Through Ctfs
   Series 2004-LB3A Cl A3
     07-10-37                      5.09       331,000                    325,902

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Commercial Mtge Pass-Through Ctfs
   Series 2004-LB3A Cl A4
     07-10-37                      5.23%   $  400,000                 $  395,226
Commercial Mtge Pass-Through Ctfs
   Series 2006-CN2A Cl BFL
     02-05-19                      4.97       175,000(d,i)               174,966
Credit Suisse Mtge Capital Ctfs
   Series 2006-C1 Cl A2
     02-15-39                      5.51       825,000                    827,793
CS First Boston Mtge Securities
   Series 2002-CKS4 Cl A1
     11-15-36                      4.49       353,938                    344,319
CS First Boston Mtge Securities
   Series 2005-C4 Cl A1
     08-15-38                      4.77       686,581                    677,564
CS First Boston Mtge Securities
   Series 2005-C5 Cl A2
     08-15-38                      5.10       175,000                    172,689
Federal Natl Mtge Assn #387166
     11-01-11                      4.33       391,883                    372,447
Federal Natl Mtge Assn #735029
     09-01-13                      5.28       489,989                    484,873
GE Capital Commercial Mtge
   Series 2005-C1 Cl A5
     06-10-48                      4.77       400,000                    378,157
GE Capital Commercial Mtge
   Series 2005-C3 Cl A1
     07-10-45                      4.59       330,452                    324,306
General Electric Capital Assurance
   Series 2003-1 Cl A3
     05-12-35                      4.77       575,000(d)                 558,099
GMAC Commercial Mtge Securities
   Series 2004-C3 Cl A4
     12-10-41                      4.55       400,000                    382,241
GMAC Commercial Mtge Securities
   Series 2004-C3 Cl A5
     12-10-41                      4.86       325,000                    309,488
GMAC Commercial Mtge Securities
   Series 2005-C1 Cl A1
     05-10-43                      4.21       319,569                    312,044
Greenwich Capital Commercial Funding
   Series 2004-GG1 Cl A4
     06-10-36                      4.76       800,000                    779,262
Greenwich Capital Commercial Funding
   Series 2004-GG1 Cl A5
     06-10-36                      4.88       200,000                    195,181

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
GS Mtge Securities II
   Series 2004-GG2 Cl A4
     08-10-38                      4.96%   $  310,000                 $  303,333
GS Mtge Securities II
   Series 2005-GG4 Cl A1
     07-10-39                      4.37       478,873                    467,895
GS Mtge Securities II
   Series 2006-GG6 Cl A2
     04-10-38                      5.51     1,050,000                  1,052,351
GS Mtge Securities II
   Series 2006-GG6 Cl A4
     04-10-38                      5.55       450,000                    448,705
JPMorgan Chase Commercial Mtge Securities
   Series 2002-CIB5 Cl A1
     10-12-37                      4.37       362,269                    353,562
JPMorgan Chase Commercial Mtge Securities
   Series 2003-CB6 Cl A2
     07-12-37                      5.26       450,000                    442,153
JPMorgan Chase Commercial Mtge Securities
   Series 2003-LN1 Cl A1
     10-15-37                      4.13       482,999                    461,640
JPMorgan Chase Commercial Mtge Securities
   Series 2003-ML1A Cl A1
     03-12-39                      3.97       223,491                    215,073
JPMorgan Chase Commercial Mtge Securities
   Series 2004-C2 Cl A2
     05-15-41                      5.26       400,000                    394,085
JPMorgan Chase Commercial Mtge Securities
   Series 2004-CBX Cl A3
     01-12-37                      4.18       200,000                    192,275
JPMorgan Chase Commercial Mtge Securities
   Series 2005-LDP2 Cl A1
     07-15-42                      4.33       448,878                    439,393
JPMorgan Chase Commercial Mtge Securities
   Series 2006-CB14 Cl A2
     12-12-44                      5.44       700,000                    700,110
JPMorgan Chase Commercial Mtge Securities
   Series 2006-CB14 Cl A4
     12-12-44                      5.48       350,000                    347,130
JPMorgan Chase Commercial Mtge Securities
   Series 2006-LDP6 Cl ASB
     04-15-43                      5.49       250,000                    248,348
LB-UBS Commercial Mtge Trust
   Series 2004-C2 Cl A3
     03-15-29                      3.97       250,000                    231,925
LB-UBS Commercial Mtge Trust
   Series 2004-C4 Cl A3
     06-15-29                      5.15       205,000                    202,839

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
LB-UBS Commercial Mtge Trust
   Series 2004-C6 Cl A4
     08-15-29                      4.58%   $  400,000                 $  385,045
LB-UBS Commercial Mtge Trust
   Series 2004-C7 Cl A2
     10-15-29                      3.99       400,000                    382,016
LB-UBS Commercial Mtge Trust
   Series 2004-C8 Cl A2
     12-15-29                      4.20       400,000                    384,860
LB-UBS Commercial Mtge Trust
   Series 2004-C8 Cl A6
     12-15-29                      4.80       400,000                    380,054
LB-UBS Commercial Mtge Trust
   Series 2005-C1 Cl A4
     02-15-30                      4.74       325,000                    306,667
LB-UBS Commercial Mtge Trust
   Series 2005-C3 Cl A1
     07-15-30                      4.39       221,375                    217,985
LB-UBS Commercial Mtge Trust
   Series 2005-C3 Cl A2
     07-15-30                      4.55       975,000                    945,460
LB-UBS Commercial Mtge Trust
   Series 2005-C5 Cl A2
     09-15-30                      4.89       350,000                    342,755
Merrill Lynch Mtge Trust
   Series 2005-MCP1 Cl A1
     06-12-43                      4.22       399,645                    390,435
Morgan Stanley Capital I
   Series 2003-T11 Cl A2
     06-13-41                      4.34       275,000                    266,268
Morgan Stanley Capital I
   Series 2004-HQ4 Cl A5
     04-14-40                      4.59       300,000                    286,923
Morgan Stanley Capital I
   Series 2005-IQ10 Cl A4A
     09-15-42                      5.23       350,000                    340,903
Morgan Stanley Capital I
   Series 2006-T21 Cl A1
     10-12-52                      4.93       590,231                    582,920
Morgan Stanley, Dean Witter Capital I
   Series 2002-TOP7 Cl A2
     01-15-39                      5.98       450,000                    461,883
Prudential Commercial Mtge Trust
   Series 2003-PWR1 Cl A1
     02-11-36                      3.67       293,646                    279,528

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
22 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
   Series 2005-C16 Cl A2
     10-15-41                      4.38%     $400,000                $   386,824
Wachovia Bank Commercial Mtge Trust
   Series 2005-C18 Cl A4
     04-15-42                      4.94       775,000                    739,549
Wachovia Bank Commercial Mtge Trust
   Series 2005-C20 Cl A5
     07-15-42                      5.09       375,000                    367,414
Wachovia Bank Commercial Mtge Trust
   Series 2006-C24 Cl APB
     03-15-45                      5.58       350,000                    349,685
                                                                     -----------
Total                                                                 29,589,076
--------------------------------------------------------------------------------

MORTGAGE-BACKED (4.7%)(F)
Banc of America Mtge Securities
   Collateralized Mtge Obligation
   Series 2004-E Cl B1
     06-25-34                      4.03       221,335(j)                 223,420
Bank of America Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2003-11 Cl 4A1
     01-25-19                      4.75       296,157                    283,941
Bear Stearns Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2004-10 Cl 13A1
     01-25-35                      5.01       588,783(j)                 577,047
Countrywide Alternative Loan Trust
   Collateralized Mtge Obligation
   Series 2006-2CB Cl A11
     03-25-36                      6.00       838,034                    831,165
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2004-12 Cl 1M
     08-25-34                      4.59       249,330(j)                 241,160
Countrywide Home Loans
   Collateralized Mtge Obligation
   Series 2005-R2 Cl 2A1
     06-25-35                      7.00       626,989(d)                 645,682
CS First Boston Mtge Securities
   Collateralized Mtge Obligation
   Series 2004-AR5 Cl CB1
     06-25-34                      4.39       246,726(j)                 238,631
Federal Home Loan Mtge Corp #B13193
     04-01-19                      5.50       464,881                    462,030
Federal Home Loan Mtge Corp #B16408
     09-01-19                      5.50     2,053,296                  2,040,010

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #C53878
     12-01-30                      5.50%   $  941,969                 $  923,261
Federal Natl Mtge Assn
     04-01-21                      4.50     1,000,000(g)                 955,938
     04-01-21                      5.00     3,500,000(g)               3,411,408
     04-01-21                      5.50     3,500,000(g)               3,478,125
     04-01-21                      6.00     2,000,000(g)               2,026,250
     05-01-35                      5.50     5,500,000(g)               5,362,500
     04-01-36                      6.00     5,890,000(g)               5,886,348
     05-01-36                      5.00       400,000(g)                 380,500
     05-01-36                      6.50     6,200,000(g)               6,316,249
Federal Natl Mtge Assn #254684
     03-01-18                      5.00     1,782,920                  1,741,743
Federal Natl Mtge Assn #254800
     07-01-23                      5.50     1,595,119                  1,572,170
Federal Natl Mtge Assn #545874
     08-01-32                      6.50     1,225,813                  1,257,905
Federal Natl Mtge Assn #555740
     08-01-18                      4.50     1,107,921                  1,061,440
Federal Natl Mtge Assn #598558
     08-01-16                      6.00       574,951                    584,447
Federal Natl Mtge Assn #661185
     06-01-17                      7.00       376,284                    386,829
Federal Natl Mtge Assn #668824
     08-01-32                      6.50     1,443,166                  1,475,506
Federal Natl Mtge Assn #670387
     08-01-32                      7.00       133,956                    138,130
Federal Natl Mtge Assn #671054
     01-01-33                      7.00     1,150,316                  1,185,005
Federal Natl Mtge Assn #725232
     03-01-34                      5.00     1,772,780                  1,692,484
Federal Natl Mtge Assn #725737
     08-01-34                      4.54     2,135,217(j)               2,115,936
Federal Natl Mtge Assn #730153
     08-01-33                      5.50     1,301,700                  1,273,153
Federal Natl Mtge Assn #743579
     11-01-33                      5.50     1,463,744                  1,431,642
Federal Natl Mtge Assn #791447
     10-01-34                      6.00     1,237,188                  1,237,709
Federal Natl Mtge Assn #821378
     05-01-35                      5.03       429,560(j)                 427,515
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2004-3 Cl B1
     05-19-34                      4.38       379,009(j)                 366,653

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-16 Cl 3A1B
     01-19-36                      5.12%     $696,528(j)             $   696,487
IndyMac Index Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2005-AR3 Cl 3A1
     04-25-35                      5.32       265,544(j)                 263,066
Master Adjustable Rate Mtge Trust
   Collateralized Mtge Obligation
   Series 2004-5 Cl B1
     07-25-34                      4.40       319,566(j)                 312,705
Master Alternative Loans Trust
   Collateralized Mtge Obligation
   Series 2004-2 Cl 4A1
     02-25-19                      5.00       437,795                    428,492
Structured Adjustable Rate Mtge Loan Trust
   Collateralized Mtge Obligation
   Series 2004-3AC Cl B1
     03-25-34                      4.93       495,221(j)                 487,099
Washington Mutual
   Collateralized Mtge Obligation
   Series 2003-AR10 Cl A7
     10-25-33                      4.07       600,000(j)                 579,134
Washington Mutual
   Collateralized Mtge Obligation
   Series 2004-CB4 Cl 22A
     12-25-19                      6.00       731,916                    731,734
Washington Mutual
   Collateralized Mtge Obligation
   Series 2005-AR17 Cl A1C1
     12-25-45                      5.01       356,423(j)                 356,760
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-10 Cl A1
     10-25-35                      5.00       886,946                    842,448
Wells Fargo Mtge Backed Securities Trust
   Collateralized Mtge Obligation
   Series 2005-5 Cl 2A1
     05-25-35                      5.50       926,259                    898,761
                                                                     -----------
Total                                                                 57,828,618
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)
Communications & Power Inds
   Sr Sub Nts
     02-01-12                      8.00        20,000                     20,400

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
AEROSPACE & DEFENSE (CONT.)
DRS Technologies
     02-01-16                      6.63%      $75,000                $    74,625
     02-01-18                      7.63         5,000                      5,150
L-3 Communications
   Sr Sub Nts
   Series B
     10-15-15                      6.38        60,000                     59,100
                                                                     -----------
Total                                                                    159,275
--------------------------------------------------------------------------------

AUTOMOTIVE (--%)
Ford Motor Credit
     06-16-08                      6.63        25,000                     23,662
GMAC
     08-28-07                      6.13        30,000                     29,098
     09-15-11                      6.88        70,000                     65,245
Insurance Auto Auctions
     04-01-13                     11.00        25,000                     26,313
Lear
   Series B
     05-15-09                      8.11        40,000                     37,200
     08-01-14                      5.75        15,000                     12,150
Tenneco Automotive
     11-15-14                      8.63        10,000                     10,000
                                                                     -----------
Total                                                                    203,668
--------------------------------------------------------------------------------

BANKING (0.3%)
Bank United
     03-15-09                      8.00     1,500,000                  1,602,203
Banknorth Group
   Sr Nts
     05-01-08                      3.75       720,000                    699,466
Sovereign Bank
   Sub Nts
     03-15-13                      5.13       250,000                    240,705
Washington Mutual Bank
   Sub Nts
     08-15-14                      5.65       780,000                    767,551
                                                                     -----------
Total                                                                  3,309,925
--------------------------------------------------------------------------------

BROKERAGE (--%)
LaBranche & Co
   Sr Nts
     05-15-12                     11.00        40,000                     44,400
--------------------------------------------------------------------------------

BUILDING MATERIALS (--%)
Norcraft Companies LP/Finance
   Sr Sub Nts
     11-01-11                      9.00        40,000                     41,600

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
24 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
BUILDING MATERIALS (CONT.)
Nortek
   Sr Sub Nts
     09-01-14                      8.50%     $ 20,000                $    20,350
NTK Holdings
   Sr Disc Nts (Zero coupon through 09-01-09,
   thereafter 10.75%)
     03-01-14                     10.61        25,000(h)                  18,250
                                                                     -----------
Total                                                                     80,200
--------------------------------------------------------------------------------

CHEMICALS (--%)
Crystal US Holdings 3 LLC/Sub3
   Sr Disc Nts Series B
   (Zero coupon through 10-01-09, thereafter 10.50%)
     10-01-14                      9.10        35,000(h)                  27,125
Georgia Gulf
   Sr Nts
     12-15-13                      7.13        40,000                     40,600
NALCO
   Sr Nts
     11-15-11                      7.75        30,000                     30,375
PQ
     02-15-13                      7.50        50,000(d)                  48,000
Resolution Performance Products LLC/Capital
   Secured
     04-15-10                      9.50        10,000                     10,400
                                                                     -----------
Total                                                                    156,500
--------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (--%)
Case New Holland
   Sr Nts
     03-01-14                      7.13        20,000(d)                  19,750
--------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
Simmons Bedding
   Sr Sub Nts
     01-15-14                      7.88        40,000                     38,700
Spectrum Brands
   Sr Sub Nts
     10-01-13                      8.50        20,000                     18,500
Visant Holding
   Sr Nts
     12-01-13                      8.75        15,000(d,g)                14,401
                                                                     -----------
Total                                                                     71,601
--------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.1%)
Covalence Specialty Materials
   Sr Sub Nts
     03-01-16                     10.25        25,000(d)                  26,250

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
DIVERSIFIED MANUFACTURING (CONT.)
TriMas
     06-15-12                      9.88%     $ 40,000                $    36,600
Tyco Intl Group
     02-15-11                      6.75       895,000(c)                 930,869
                                                                     -----------
Total                                                                    993,719
--------------------------------------------------------------------------------

ELECTRIC (0.4%)
Aquila
   Sr Nts
     11-15-09                      7.63        80,000                     81,900
Centrais Eletricas Brasileiras
   Sr Nts
     11-30-15                      7.75       300,000(c,d)               315,375
CMS Energy
   Sr Nts
     01-15-09                      7.50        30,000                     30,863
Consumers Energy
   1st Mtge
     02-15-17                      5.15       255,000                    238,188
Consumers Energy
   1st Mtge Series H
     02-17-09                      4.80       430,000                    421,255
Dayton Power & Light
   1st Mtge
     10-01-13                      5.13       615,000                    596,155
Detroit Edison
   Secured
     02-15-15                      4.80       325,000                    303,732
Dynegy Holdings
     05-15-18                      7.13        20,000                     18,300
Dynegy Holdings
   Secured
     07-15-13                     10.13        15,000(d)                  17,186
Dynegy Holdings
   Sr Unsecured
     05-01-16                      8.38        30,000(d,g)                29,850
Exelon
     06-15-10                      4.45       290,000                    276,872
Metropolitan Edison
   Sr Nts
     03-15-10                      4.45       270,000                    258,806
Midwest Generation LLC
   Series B
     01-02-16                      8.56        80,098                     86,342
Mirant North America LLC
   Sr Nts
     12-31-13                      7.38        35,000(d)                  35,700

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
ELECTRIC (CONT.)
NRG Energy
   Sr Nts
     02-01-14                      7.25%     $ 30,000                $    30,488
Ohio Edison
     06-15-09                      5.65       465,000(d)                 465,209
Pacific Gas & Electric
     03-01-34                      6.05       155,000                    151,898
PacifiCorp
   1st Mtge
     08-15-14                      4.95       330,000                    315,344
     06-15-35                      5.25       145,000                    129,142
PSI Energy
     10-15-35                      6.12       715,000                    693,914
Sierra Pacific Power
     05-15-16                      6.00        40,000(d)                  39,456
Virginia Electric Power
   Sr Nts
     01-15-16                      5.40        95,000                     91,418
                                                                     -----------
Total                                                                  4,627,393
--------------------------------------------------------------------------------

ENTERTAINMENT (--%)
AMC Entertainment
     02-01-16                     11.00        15,000(d)                  15,487
AMC Entertainment
   Sr Sub Nts
     02-01-11                      9.50        15,000                     14,588
Universal City Florida Holding I/II
   Sr Nts
     05-01-10                      8.38        15,000                     15,113
     05-01-10                      9.43         5,000(i)                   5,075
                                                                     -----------
Total                                                                     50,263
--------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Allied Waste North America
   Series B
     09-01-12                      9.25        15,000                     16,181
Clean Harbors
     07-15-12                     11.25        10,000                     11,250
Waste Services
   Sr Sub Nts
     04-15-14                      9.50        40,000                     41,250
                                                                     -----------
Total                                                                     68,681
--------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.3%)
ASG Consolidated LLC/Finance
   Sr Disc Nts (Zero coupon through 11-01-08,
   thereafter 11.50%)
     11-01-11                     11.21        50,000(h)                  41,000

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
FOOD AND BEVERAGE (CONT.)
Cadbury Schweppes US Finance LLC
     10-01-08                      3.88%   $  915,000(d)             $   882,284
Cott Beverages USA
     12-15-11                      8.00        80,000                     81,800
Kraft Foods
     06-01-12                      6.25     1,005,000                  1,035,277
Kraft Foods
   Sr Unsecured
     11-01-11                      5.63     1,750,000                  1,751,242
Pinnacle Foods Holding
   Sr Sub Nts
     12-01-13                      8.25        50,000                     49,500
                                                                     -----------
Total                                                                  3,841,103
--------------------------------------------------------------------------------

GAMING (--%)
Boyd Gaming
   Sr Sub Nts
     02-01-16                      7.13        20,000                     20,275
Caesars Entertainment
   Sr Nts
     04-15-13                      7.00        40,000                     41,662
Circus & Eldorado Jt Venture/Silver Legacy Capital
   1st Mtge
     03-01-12                     10.13        30,000                     32,250
Kerzner Intl
   Sr Sub Nts
     10-01-15                      6.75        90,000(c)                  94,725
Majestic Star Casino LLC/Capital
     10-15-10                      9.50        25,000                     26,500
MGM MIRAGE
     10-01-09                      6.00       105,000                    103,425
MGM MIRAGE
   Sr Nts
     04-01-13                      6.75        15,000(d,g)                14,925
MTR Gaming Group
   Series B
     04-01-10                      9.75         5,000                      5,319
Tunica-Biloxi Gaming Authority
   Sr Unsecured
     11-15-15                      9.00        30,000(d)                  30,750
                                                                     -----------
Total                                                                    369,831
--------------------------------------------------------------------------------

GAS PIPELINES (--%)
Colorado Interstate Gas
   Sr Nts
     03-15-15                      5.95        45,000                     43,186

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
26 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
GAS PIPELINES (CONT.)
Copano Energy LLC
   Sr Nts
     03-01-16                      8.13%   $   30,000(d)             $    31,050
Kinder Morgan Finance
     01-05-16                      5.70       315,000                    306,889
Southern Star Central
   Secured
     08-01-10                      8.50       130,000                    139,913
Williams
   Sr Nts
     07-15-19                      7.63        40,000                     42,600
                                                                     -----------
Total                                                                    563,638
--------------------------------------------------------------------------------

HEALTH CARE (0.2%)
Cardinal Health
     07-15-08                      6.25       120,000                    122,102
     06-15-15                      4.00       816,000                    714,531
     12-15-17                      5.85       235,000                    232,044
DaVita
     03-15-15                      7.25        25,000                     25,125
HCA
     02-15-16                      6.50        15,000                     14,622
IASIS Healthcare LLC/Capital
   Sr Sub Nts
     06-15-14                      8.75        40,000                     40,000
MedCath Holdings
   Sr Nts
     07-15-12                      9.88        20,000                     20,800
Omnicare
   Sr Sub Nts
     12-15-13                      6.75        30,000                     29,850
     12-15-15                      6.88        20,000                     19,950
Select Medical
     02-01-15                      7.63        25,000                     22,563
     09-15-15                     10.82        15,000(d,i)                13,650
Triad Hospitals
   Sr Nts
     05-15-12                      7.00        40,000                     40,000
US Oncology
     08-15-12                      9.00        40,000                     41,400
WellPoint
     01-15-11                      5.00       560,000                    547,404
                                                                     -----------
Total                                                                  1,884,041
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
HOME CONSTRUCTION (--%)
K Hovnanian Enterprises
     05-15-16                      7.50%   $    5,000                $     4,929
Meritage Homes
     03-15-15                      6.25        30,000                     26,550
Standard-Pacific
   Sr Nts
     08-15-15                      7.00        20,000                     18,500
                                                                     -----------
Total                                                                     49,979
--------------------------------------------------------------------------------

INDEPENDENT ENERGY (--%)
Chesapeake Energy
   Sr Nts
     08-15-14                      7.00        80,000                     81,800
Compton Petroleum Finance
     12-01-13                      7.63        15,000(c)                  15,000
     12-01-13                      7.63        10,000(c,d,g)              10,000
Encore Acquisition
   Sr Sub Nts
     04-15-14                      6.25        40,000                     38,300
Hilcorp Energy I LP/Finance
   Sr Nts
     11-01-15                      7.75        50,000(d)                  49,875
Pioneer Natural Resources
   Sr Nts
     07-15-16                      5.88        30,000                     28,430
VeraSun Energy
   Secured
     12-15-12                      9.88        15,000(d)                  15,900
                                                                     -----------
Total                                                                    239,305
--------------------------------------------------------------------------------

INTEGRATED ENERGY (--%)
Denbury Resources
   Sr Sub Nts
     12-15-15                      7.50         5,000                      5,194
--------------------------------------------------------------------------------

MEDIA CABLE (0.1%)
Charter Communications Operating LLC/Capital
   Sr Nts
     04-30-12                      8.00        40,000(d)                  39,800
Comcast
     03-15-11                      5.50       275,000                    272,313
     03-15-16                      5.90       930,000                    912,042
     06-15-16                      4.95       520,000                    473,870
CSC Holdings
   Sr Nts
     04-15-12                      7.25        20,000(d)                  19,650

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
MEDIA CABLE (CONT.)
Echostar DBS
     02-01-16                      7.13%      $40,000(d)             $    39,300
Quebecor Media
   Sr Nts
     03-15-16                      7.75        10,000(c,d)                10,300
                                                                     -----------
Total                                                                  1,767,275
--------------------------------------------------------------------------------

MEDIA NON CABLE (0.1%)
Emmis Operating
   Sr Sub Nts
     05-15-12                      6.88        20,000                     19,300
Entercom Radio LLC/Capital
     03-01-14                      7.63        25,000                     25,500
Lamar Media
     08-15-15                      6.63        85,000                     84,575
Liberty Media
     07-15-29                      8.50        20,000                     19,654
LIN TV
   Sr Sub Nts
     05-15-13                      6.50        40,000                     37,600
Media News Group
   Sr Sub Nts
     10-01-13                      6.88         5,000                      4,650
News America
     12-15-35                      6.40       815,000(d)                 779,249
Rainbow Natl Services LLC
   Sr Nts
     09-01-12                      8.75        20,000(d)                  21,300
Rainbow Natl Services LLC
   Sr Sub Deb
     09-01-14                     10.38        10,000(d)                  11,200
RH Donnelley
   Sr Disc Nts
     01-15-13                      6.88        60,000(d)                  56,100
Salem Communications
     12-15-10                      7.75        85,000                     87,125
Sinclair Broadcast Group
     03-15-12                      8.00        15,000                     15,300
                                                                     -----------
Total                                                                  1,161,553
--------------------------------------------------------------------------------

METALS (--%)
Novelis
   Sr Nts
     02-15-15                      7.75        10,000(c,d)                 9,600
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
OIL FIELD SERVICES (--%)
Chart Inds
   Sr Sub Nts
     10-15-15                      9.13%      $30,000(d)             $    30,900
Grant Prideco
   Sr Unsecured Series B
     08-15-15                      6.13        15,000                     14,625
Quicksilver Resources
     04-01-16                      7.13        20,000                     19,750
                                                                     -----------
Total                                                                     65,275
--------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.1%)
Cardtronics
   Sr Sub Nts
     08-15-13                      9.25        30,000(d)                  30,000
Residential Capital
   Sr Unsecured
     06-30-10                      6.38       965,000                    972,160
                                                                     -----------
Total                                                                  1,002,160
--------------------------------------------------------------------------------

PACKAGING (--%)
Plastipak Holdings
   Sr Nts
     12-15-15                      8.50        25,000(d)                  25,500
Solo Cup
   Sr Sub Nts
     02-15-14                      8.50        15,000                     14,100
                                                                     -----------
Total                                                                     39,600
--------------------------------------------------------------------------------

PAPER (--%)
Boise Cascade LLC
     10-15-14                      7.13        20,000                     19,250
Cascades
   Sr Nts
     02-15-13                      7.25        25,000(c)                  23,500
Crown Americas LLC/Capital
   Sr Nts
     11-15-15                      7.75        40,000(d)                  41,500
Domtar
     12-01-13                      5.38        10,000(c)                   8,200
Georgia-Pacific
     06-15-15                      7.70        10,000                     10,050
Jefferson Smurfit US
     10-01-12                      8.25        10,000                      9,813
     06-01-13                      7.50         5,000                      4,700
JSG Funding
   Sr Nts
     10-01-12                      9.63        40,000(c)                  42,300

See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
28 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
PAPER (CONT.)
NewPage
   Secured
     05-01-12                     10.00%      $40,000                $    42,000
Smurfit-Stone Container Enterprises
   Sr Nts
     02-01-11                      9.75         5,000                      5,150
                                                                     -----------
Total                                                                    206,463
--------------------------------------------------------------------------------

PHARMACEUTICALS (--%)
Merck & Co
     03-01-15                      4.75       300,000                    281,375
--------------------------------------------------------------------------------

PROPERTY & CASUALTY (--%)
Marsh & McLennan Companies
   Sr Unsecured
     09-15-15                      5.75       565,000                    549,231
--------------------------------------------------------------------------------

REITS (--%)
Brandywine Operating Partnership LP
     04-01-16                      6.00       290,000                    286,990
--------------------------------------------------------------------------------

RESTAURANTS (--%)
Yum! Brands
   Sr Nts
     04-15-11                      8.88       505,000                    568,822
--------------------------------------------------------------------------------

RETAILERS (0.2%)
CSK Auto
     01-15-14                      7.00        15,000                     14,288
CVS
     09-15-09                      4.00       260,000                    248,021
     09-15-14                      4.88       845,000                    794,976
General Nutrition Centers
     01-15-11                      8.63        20,000                     20,250
Jean Coutu Group
   Sr Nts
     08-01-12                      7.63         5,000(c)                   4,863
Jean Coutu Group
   Sr Sub Nts
     08-01-14                      8.50         5,000(c)                   4,588
May Department Stores
     07-15-09                      4.80       680,000                    666,145
     07-15-34                      6.70     1,025,000                  1,041,884
NBTY
   Sr Sub Nts
     10-01-15                      7.13        15,000(d)                  14,175
United Auto Group
     03-15-12                      9.63        30,000                     31,763
                                                                     -----------
Total                                                                  2,840,953
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON     PRINCIPAL                 VALUE(A)
                                   RATE       AMOUNT
TRANSPORTATION SERVICES (--%)
ERAC USA Finance
     11-15-15                      5.90%     $330,000(d)                 328,627
Hertz
   Sr Nts
     01-01-14                      8.88        20,000(d)                  20,750
Hertz
   Sr Sub Nts
     01-01-16                     10.50        25,000(d)                  27,125
                                                                     -----------
Total                                                                    376,502
--------------------------------------------------------------------------------

WIRELESS (0.2%)
Centennial Communications
   Sr Nts
     01-01-13                     10.00        15,000                     15,581
     01-01-13                     10.25        10,000(i)                  10,350
Centennial Communications/Cellular Operating LLC
   Sr Nts
     02-01-14                      8.13        10,000                     10,200
Dobson Cellular Systems
   Secured
     11-01-12                      9.88        40,000                     43,700
Nextel Communications
   Sr Nts Series F
     03-15-14                      5.95        45,000                     44,551
Rogers Wireless
   Secured
     12-15-10                      8.04        55,000(c,i)                56,788
Rogers Wireless
   Sr Sub Nts
     12-15-12                      8.00        70,000(c)                  74,288
US Cellular
   Sr Nts
     12-15-33                      6.70       395,000                    376,281
Vodafone Group
     06-15-11                      5.50     1,470,000(c)               1,456,415
                                                                     -----------
Total                                                                  2,088,154
--------------------------------------------------------------------------------

WIRELINES (0.6%)
Cincinnati Bell
     02-15-15                      7.00        45,000                     44,550
Citizens Communications
   Sr Nts
     01-15-13                      6.25        20,000                     19,450
Deutsche Telekom Intl Finance
   Sr Nts
     03-23-11                      5.38       625,000(c)                 616,069

                            See accompanying notes to investments in securities.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (CONTINUED)
--------------------------------------------------------------------------------

ISSUER                            COUPON       PRINCIPAL              VALUE(A)
                                   RATE         AMOUNT
WIRELINES (CONT.)

Qwest
     03-15-12                      8.88%     $   75,000             $     83,813
Sprint Capital
     11-15-28                      6.88         640,000                  660,310
Telecom Italia Capital
     11-15-33                      6.38         860,000(c)               810,381
TELUS
     06-01-11                      8.00       1,310,000(c)             1,444,900
Valor Telecommunications Enterprises LLC/Finance
     02-15-15                      7.75          30,000                   31,425
Verizon Pennsylvania
   Series A
     11-15-11                      5.65       3,925,000                3,862,121
                                                                    ------------
Total                                                                  7,573,019
--------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $227,330,362)                                                $224,232,102
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM SECURITIES (5.7%)(o)
--------------------------------------------------------------------------------

ISSUER                          EFFECTIVE       AMOUNT                VALUE(A)
                                  YIELD      PAYABLE AT
                                              MATURITY
COMMERCIAL PAPER
Chesham Finance LLC
     04-03-06                      4.88%    $14,400,000           $   14,394,144
     04-10-06                      4.79      10,000,000                9,986,722
Falcon Asset Securitization
     04-12-06                      4.70      10,000,000(p)             9,984,367
Kitty Hawk Funding
     04-13-06                      4.67      20,000,000(p)            19,966,344
Prudential Funding LLC
     04-03-06                      4.85       6,100,000                6,097,535
Ranger Funding LLC
     04-18-06                      4.78      10,000,000(p)             9,976,150

--------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $70,414,580)                                               $   70,405,262

--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,184,008,307)(q)                                         $1,298,583,178

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(A) Securities are valued by procedures described in Note 1 to the financial statements.

(B) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(C) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At March 31, 2006, the value of foreign securities represented 24.0% of net assets.

(D) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of these securities amounted to $10,931,655 or 0.9% of net assets.

(E) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(F) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(G) At March 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $28,891,516.

(H) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.


--------------------------------------------------------------------------------
30 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
--------------------------------------------------------------------------------

(I) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on March 31, 2006.

(J) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on March 31, 2006.

(K) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      FGIC -- Financial Guaranty Insurance Company
      FSA -- Financial Security Assurance
      MBIA -- MBIA Insurance Corporation

(L) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually, and the rate is 5% of Argentina GDP growth that exceeds the projected real GDP from Dec. 31, 2004, at an annual growth rate of 3%.

(M) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

      TYPE OF SECURITY                                           NOTIONAL AMOUNT
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Long Bond, June 2006, 20-year                              $5,500,000

      SALE CONTRACTS
      U.S. Treasury Note, June 2006, 2-year                            1,200,000
      U.S. Treasury Note, June 2006, 5-year                            6,800,000
      U.S. Treasury Note, June 2006, 10-year                           9,200,000

(N) At March 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(O) Cash collateral received from security lending activity is invested in short-term securities and represents 2.3% of net assets. See Note 5 to the financial statements. 3.4% of net assets is the Fund's cash equivalent position.

(P) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the value of these securities amounted to $39,926,861 or 3.2% of net assets.

(Q) At March 31, 2006, the cost of securities for federal income tax purposes was approximately $1,184,008,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $140,102,000

      Unrealized depreciation                                       (25,527,000)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $114,575,000
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/funds.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 31
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

RiverSource Strategic Allocation Fund

MARCH 31, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
     (identified cost $1,184,008,307)                                                           $1,298,583,178
Foreign currency holdings (identified cost $268,861) (Note 1)                                          267,814
Capital shares receivable                                                                            1,358,656
Dividends and accrued interest receivable                                                            4,411,259
Receivable for investment securities sold                                                           49,695,607
----------------------------------------------------------------------------------------------------------------
Total assets                                                                                     1,354,316,514
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                                    1,237,649
Capital shares payable                                                                                  49,649
Payable for investment securities purchased                                                         78,709,570
Unrealized depreciation on swap transactions, at value (Note 7)                                         21,042
Payable upon return of securities loaned (Note 5)                                                   29,206,500
Accrued investment management services fee                                                              19,353
Accrued distribution fee                                                                               178,138
Accrued service fee                                                                                         36
Accrued transfer agency fee                                                                              1,653
Accrued administrative services fee                                                                      2,603
Other accrued expenses                                                                                 146,081
----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                  109,572,274
----------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                              $1,244,744,240
================================================================================================================
----------------------------------------------------------------------------------------------------------------
REPRESENTED BY
----------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                        $    1,165,886
Additional paid-in capital                                                                       1,182,433,795
Undistributed net investment income                                                                  2,806,855
Accumulated net realized gain (loss) (Note 9)                                                      (56,100,394)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Notes 6 and 7)            114,438,098
----------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                        $1,244,744,240
================================================================================================================
Net assets applicable to outstanding shares:
                                                            Class A                             $1,083,976,157
                                                            Class B                             $  133,804,309
                                                            Class C                             $   13,782,727
                                                            Class Y                             $   13,181,047
Net asset value per share of outstanding capital stock:     Class A shares    101,430,634       $        10.69
                                                            Class B shares     12,621,056       $        10.60
                                                            Class C shares      1,303,810       $        10.57
                                                            Class Y shares      1,233,141       $        10.69
----------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                                $   28,284,000
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

RiverSource Strategic Allocation Fund

                                                                             PERIOD FROM           PERIOD FROM             TOTAL
                                                                          OCT. 1, 2005 TO        FEB. 3, 2006 TO     OCT. 1, 2005 TO
                                                                            FEB. 2, 2006         MARCH 31, 2006       MARCH 31, 2006
                                                                       (UNAUDITED) (NOTE 1)        (UNAUDITED)         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                   $  5,825,560          $  4,143,114         $  9,968,674
Interest                                                                       3,313,985             1,929,724            5,243,709
Fee income from securities lending (Note 5)                                      120,256                62,439              182,695
   Less foreign taxes withheld                                                   (52,144)             (213,145)            (265,289)
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                   9,207,657             5,922,132           15,129,789
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                             2,151,195             1,063,640            3,214,835
Distribution fee
   Class A                                                                       823,985               411,670            1,235,655
   Class B                                                                       363,738               198,815              562,553
   Class C                                                                        29,378                19,159               48,537
Transfer agency fee                                                              499,141               241,320              740,461
Incremental transfer agency fee
   Class A                                                                        45,531                21,652               67,183
   Class B                                                                        11,710                 6,063               17,773
   Class C                                                                           818                   487                1,305
Service fee -- Class Y                                                             2,018                 2,007                4,025
Administrative services fees and expenses                                        287,810               150,719              438,529
Compensation of board members                                                      7,844                 1,339                9,183
Custodian fees                                                                    86,509                35,166              121,675
Printing and postage                                                              70,651                15,761               86,412
Registration fees                                                                 28,680                46,677               75,357
Audit fees                                                                        16,667                 8,333               25,000
Other                                                                             14,796                 3,000               17,796
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                 4,440,471             2,225,808            6,666,279
   Earnings credits on cash balances (Note 2)                                    (19,884)              (13,245)             (33,129)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                             4,420,587             2,212,563            6,633,150
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                4,787,070             3,709,569            8,496,639
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                             47,608,825             8,986,838           56,595,663
   Foreign currency transactions                                                  38,413                15,027               53,440
   Futures contracts                                                             652,195               118,554              770,749
   Swap transactions                                                              41,098               (18,435)              22,663
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                       48,340,531             9,101,984           57,442,515
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          8,400,860            13,119,617           21,520,477
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                         56,741,391            22,221,601           78,962,992
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $ 61,528,461          $ 25,931,170         $ 87,459,631
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 33
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

RiverSource Strategic Allocation Fund

                                                                              MARCH 31, 2006           SEPT. 30, 2005
                                                                             SIX MONTHS ENDED            YEAR ENDED
                                                                                (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                               $     8,496,639          $    14,857,608
Net realized gain (loss) on investments                                            57,442,515              127,083,159
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              21,520,477                6,222,887
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    87,459,631              148,163,654
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
   Class A                                                                         (6,300,212)             (13,649,147)
   Class B                                                                           (335,427)                (717,862)
   Class C                                                                            (36,014)                 (45,796)
   Class Y                                                                            (62,609)                 (73,960)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                (6,734,262)             (14,486,765)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-----------------------------------------------------------------------------------------------------------------------
Proceeds from sales
   Class A shares (Note 2)                                                        164,727,730               97,051,445
   Class B shares                                                                  42,296,162               28,776,281
   Class C shares                                                                   7,024,395                3,414,348
   Class Y shares                                                                   9,456,352                  624,732
Reinvestment of distributions at net asset value
   Class A shares                                                                   6,191,884               13,413,642
   Class B shares                                                                     329,295                  707,777
   Class C shares                                                                      34,301                   44,634
   Class Y shares                                                                      62,603                   73,960
Payments for redemptions
   Class A shares                                                                 (95,710,527)            (178,837,363)
   Class B shares (Note 2)                                                        (13,447,328)             (36,227,804)
   Class C shares (Note 2)                                                           (965,401)              (1,300,318)
   Class Y shares                                                                  (1,133,969)              (2,490,922)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                 118,865,497              (74,749,588)
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                           199,590,866               58,927,301
Net assets at beginning of period                                               1,045,153,374              986,226,073
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $ 1,244,744,240          $ 1,045,153,374
=======================================================================================================================
Undistributed net investment income                                           $     2,806,855          $     1,043,919
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
34 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

RiverSource Strategic Allocation Fund

(Unaudited as to March 31, 2006)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Strategic Allocation Series, Inc. (formerly AXP Managed Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Feb. 3, 2006, the Fund invested all of its assets in Total Return Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 35
--------------------------------------------------------------------------------

Effective at the close of business on Feb. 2, 2006, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Oct. 1, 2005 to Feb. 2, 2006, income and expense amounts include allocations from the Portfolio in the following amounts:

--------------------------------------------------------------------------------
Dividends                                                          $5,825,560
--------------------------------------------------------------------------------
Interest Income                                                    $3,314,134
--------------------------------------------------------------------------------
Fee income from securities lending                                   $120,256
--------------------------------------------------------------------------------
Foreign taxes withheld                                               $(52,144)
--------------------------------------------------------------------------------
Investment management services fee                                 $2,151,195
--------------------------------------------------------------------------------
Compensation of board members                                          $5,167
--------------------------------------------------------------------------------
Custodian fees                                                        $86,021
--------------------------------------------------------------------------------
Audit fees                                                            $11,531
--------------------------------------------------------------------------------
Other                                                                  $9,569
--------------------------------------------------------------------------------
Earnings credits on cash balances                                       $(834)
--------------------------------------------------------------------------------

All realized and unrealized gains (losses) presented for the period from Oct. 1, 2005 to Feb. 2, 2006 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


--------------------------------------------------------------------------------
36 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At March 31, 2006, the Fund has entered into outstanding when-issued securities of $28,891,516.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its fund positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 37
--------------------------------------------------------------------------------

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At March 31, 2006, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.


--------------------------------------------------------------------------------
38 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 39
--------------------------------------------------------------------------------

2. EXPENSES AND SALES CHARGES

Effective Feb. 3, 2006, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Growth and Income Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Feb. 3, 2006, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.54% to 0.39% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.53% to 0.40% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Flexible Portfolio Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Oct. 1, 2005to Feb. 2, 2006, the adjustment increased the fee by $242,738 and from the period fromFeb. 3, 2006 to March 31, 2006, the adjustment increased the fee by $43,692.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.


--------------------------------------------------------------------------------
40 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,418,722 for Class A, $77,877 for Class B and $2,034 for Class C for the six months ended March 31, 2006.

During the period from Oct. 1, 2005 to Feb. 2, 2006, the Fund's custodian and transfer agency fees were reduced by $19,884 as a result of earnings credits from overnight cash balances. During the period from Feb. 3, 2006 to March 31, 2006, the Fund's custodian and transfer agency fees were reduced by $13,245 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $461,698,795 and $389,693,046, respectively, for the period from Oct. 1, 2005 to Feb. 2, 2006 and $285,618,707 and $243,115,911,
respectively, for the period from Feb. 3, 2006 to March 31, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               SIX MONTHS ENDED MARCH 31, 2006
                                               CLASS A             CLASS B           CLASS C           CLASS Y
-----------------------------------------------------------------------------------------------------------------
Sold                                         16,039,395           4,161,434           691,146           907,213
Issued for reinvested distributions             591,544              31,780             3,304             5,914
Redeemed                                     (9,357,926)         (1,317,627)          (95,774)         (110,500)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                       7,273,013           2,875,587           598,676           802,627
-----------------------------------------------------------------------------------------------------------------

                                                                   YEAR ENDED SEPT. 30, 2005
                                               CLASS A             CLASS B           CLASS C           CLASS Y
-----------------------------------------------------------------------------------------------------------------
Sold                                         10,120,999           3,045,966           360,992            65,245
Issued for reinvested distributions           1,397,456              74,291             4,678             7,709
Redeemed                                    (18,936,881)         (3,814,492)         (138,792)         (260,920)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (7,418,426)           (694,235)          226,878          (187,966)
-----------------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At March 31, 2006, securities valued at $28,284,000 were on loan to brokers. For collateral, the Portfolio received $29,206,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $182,695 for the six months endedMarch 31, 2006. The risks to the Fund of securities lending are that the borrowermay not provide additional collateral when required or return the securities when due.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 41
--------------------------------------------------------------------------------

6. INTEREST RATE FUTURES CONTRACTS

At March 31, 2006, investments in securities included securities valued at $349,427 that were pledged as collateral to cover initial margin deposits on 55 open purchase contracts and 166 open sale contracts. The notional market value of the open purchase contracts at March 31, 2006 was $6,003,594 with a net unrealized loss of $204,267. The notional market value of the open sale contracts at March 31, 2006 was $18,112,844 with a net unrealized gain of $79,650. See "Summary of significant accounting policies" and "Notes to investments in securities."

7. SWAP CONTRACTS

At March 31, 2006, the Portfolio had the following open total return swap contract:

                                                                   TERMINATION       NOTIONAL     UNREALIZED APPRECIATION
                                                                       DATE         PRINCIPAL          (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.25%.
Counterparty: Citigroup                                            04/30/2006        $1,050,000          $(21,042)
---------------------------------------------------------------------------------------------------------------------------

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2006.

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $112,166,989 at Sept. 30, 2005, that if not offset by capital gains will expire as follows:

                            2010                             2011
--------------------------------------------------------------------------------
                        $9,602,040                       $102,564,949
--------------------------------------------------------------------------------

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC)and Minnesota Department of Commerce
(MDOC) related to market timing activities.


--------------------------------------------------------------------------------
42 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal or arbitration proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal or arbitration proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 43
--------------------------------------------------------------------------------

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED SEPT. 30,                                        2006(f)         2005       2004         2003           2002
Net asset value, beginning of period                                 $ 9.96        $ 8.73     $ 7.88      $  6.88        $  7.93
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .08           .15        .12          .15            .16
Net gains (losses) (both realized and unrealized)                       .71          1.22        .85          .99          (1.05)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        .79          1.37        .97         1.14           (.89)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.06)         (.14)      (.12)        (.14)          (.16)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.69        $ 9.96     $ 8.73      $  7.88        $  6.88
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $1,084        $  938     $  886      $   895        $   869
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       1.11%(c)      1.09%       .99%        1.03%          1.01%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      1.60%(c)      1.54%      1.37%        1.93%          1.96%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                57%          134%       127%         196%           116%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                        7.98%(e)     15.81%     12.31%       16.67%        (11.43%)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
44 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS B

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED SEPT. 30,                                           2006(f)       2005         2004       2003        2002
Net asset value, beginning of period                                  $ 9.88        $ 8.66       $ 7.83     $ 6.83     $  7.88
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .04           .07          .05        .09         .10
Net gains (losses) (both realized and unrealized)                        .71          1.22          .83        .99       (1.05)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .75          1.29          .88       1.08        (.95)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.03)         (.07)        (.05)      (.08)       (.10)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.60        $ 9.88       $ 8.66     $ 7.83     $  6.83
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $  134        $   96       $   90     $  103     $   117
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.88%(c)      1.86%        1.76%      1.80%       1.78%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .85%(c)       .78%         .59%      1.17%       1.19%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 57%          134%         127%       196%        116%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                         7.58%(e)     14.93%       11.26%     15.92%     (12.19%)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 45
--------------------------------------------------------------------------------

CLASS C

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED SEPT. 30,                                           2006(f)        2005         2004        2003         2002
Net asset value, beginning of period                                  $ 9.86         $ 8.65       $ 7.82      $ 6.83      $  7.89
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .04            .08          .06         .09          .10
Net gains (losses) (both realized and unrealized)                        .70           1.21          .83         .99        (1.05)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .74           1.29          .89        1.08         (.95)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.03)          (.08)        (.06)       (.09)        (.11)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.57         $ 9.86       $ 8.65      $ 7.82      $  6.83
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $   14         $    7       $    4      $    3      $     1
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                        1.88%(c)       1.87%        1.77%       1.82%        1.81%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .88%(c)        .78%         .58%       1.12%        1.18%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 57%           134%         127%        196%         116%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                         7.54%(e)      14.92%       11.36%      15.86%      (12.23%)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
46 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

CLASS Y

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED SEPT. 30,                                           2006(f)       2005       2004         2003          2002
Net asset value, beginning of period                                  $ 9.96        $ 8.72     $ 7.88       $ 6.88       $  7.93
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .09           .16        .13          .16           .18
Net gains (losses) (both realized and unrealized)                        .71          1.24        .84          .99         (1.05)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .80          1.40        .97         1.15          (.87)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.07)         (.16)      (.13)        (.15)         (.18)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.69        $ 9.96     $ 8.72       $ 7.88       $  6.88
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $   13        $    4     $    5       $    6       $     7
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                         .94%(c)       .92%       .83%         .86%          .84%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       1.80%(c)      1.72%      1.54%        2.11%         2.13%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 57%          134%       127%         196%          116%
-----------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                         8.08%(e)     16.13%     12.37%       16.86%       (11.28%)
-----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)   Adjusted to an annual basis.

(d)   Total return does not reflect payment of a sales charge.

(e)   Not annualized.

(f)   Six months ended March 31, 2006 (Unaudited).


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 47
--------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
48 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                                 BEGINNING               ENDING          EXPENSES
                                               ACCOUNT VALUE        ACCOUNT VALUE       PAID DURING      ANNUALIZED
                                                OCT. 1, 2005        MARCH 31, 2006     THE PERIOD(a)    EXPENSE RATIO
------------------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------------------
   Actual(b)                                        $1,000             $1,079.80          $5.76(c)          1.11%
------------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)         $1,000             $1,019.40          $5.59(c)          1.11%
------------------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------------------
   Actual(b)                                        $1,000             $1,075.80          $9.73(c)          1.88%
------------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)         $1,000             $1,015.56          $9.45(c)          1.88%
------------------------------------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------------------------------------
   Actual(b)                                        $1,000             $1,075.40          $9.73(c)          1.88%
------------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)         $1,000             $1,015.56          $9.45(c)          1.88%
------------------------------------------------------------------------------------------------------------------------
Class Y
------------------------------------------------------------------------------------------------------------------------
   Actual(b)                                        $1,000             $1,080.80          $4.88(c)           .94%
------------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)         $1,000             $1,020.24          $4.73(c)           .94%
------------------------------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2006: +7.98% for Class A, +7.58% for Class B, +7.54% for Class C and +8.08% for Class Y.

(c) On Feb. 15, 2006, shareholders approved a change to the Investment Management Services Agreement. If this change had been in place for the entire six-month period ended March 31, 2006, the actual expenses paid would have been $6.01 for Class A, $9.99 for Class B, $9.99 for Class C and $5.14 for Class Y; the hypothetical expenses paid would have been $5.84 for Class A, $9.70 for Class B, $9.70 for Class C and $4.99 for Class Y.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 49
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC (RiverSource), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial, formerly American Express Financial Corporation), serves as the investment manager to the Fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

Ameriprise Financial had served as investment manager to the Fund until Sept. 29, 2005.On that date, and pursuant to the consent of the Board, Ameriprise Financial transferred its rights, title, and interest and its burdens and obligations under the IMS Agreement to RiverSource, its wholly-owned subsidiary.

Each year, the Board determines whether to continue the IMS Agreement by evaluating the quality and level of services received and the costs associated with those services. To assist the Board in making this determination, the investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement.

BACKGROUND

This past year, prior to the Board's annual review process, on Feb. 1, 2005, American Express Company, the former parent of Ameriprise Financial, announced its intention to pursue aspin-off of Ameriprise Financial by distributing shares of the common stock of Ameriprise Financial to shareholders of American Express Company. Following this announcement, the Board determined to proceed with its annual review process and, after thorough review of the reports and data provided, at a meeting held in person on April 14, 2005, the Board, including all of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement with Ameriprise Financial for only an interim period ending on the later of (i) the effective date of the spin-off; or (ii) the approval of a newIMS Agreement with Ameriprise Financial (or its subsidiary) by the shareholders of the Fund, but in no event for a period longer than one year.


--------------------------------------------------------------------------------
50 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

During the course of the six-month period following the April 2005 meeting, the Board evaluated whether to approve new investment management services agreements for each of the funds within the Ameriprise Financial fund complex (together, the Funds) with post-spin Ameriprise Financial (or RiverSource). Independent counsel, Schulte Roth & Zabel LLP (Schulte), assisted the Boards in fulfilling their statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the new IMS Agreement. The Board and its committees were provided with a wealth of written and oral information in this regard. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an entity independent from American Express Company, would be capable of continuing to provide a high quality of services to the Funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC (CSFB), to assist them in analyzing the capital adequacy of post-spin Ameriprise Financial. (The costs of independent counsel and CSFB and of additional meetings of the Boards were borne by Ameriprise Financial as part of the commitment of the American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.) At a meeting of the Board held on Sept. 8, 2005, the Board, including all of its independent members, approved, and recommended that shareholders approve, a proposed new IMS Agreement with RiverSource (the New IMS Agreement). At a meeting of the Fund's shareholders held onFeb. 15, 2006, shareholders approved the New IMS Agreement. The following section, "Board Considerations Related to the New IMS Agreement," provides a detailed discussion of the Board's considerations and determinations respecting the New IMS Agreement.

BOARD CONSIDERATIONS RELATED TO THE NEW IMS AGREEMENT

In carrying out its legal responsibilities associated with the consideration of the New IMS Agreement, the Board evaluated the following factors:

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial(and Its Subsidiaries)

The Board recognized that only a few months had passed since its April 2005 conclusion that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the Funds and its determination to renew the IMS Agreement for the interim period. However, the Board also recognized the need to supplement this assessment with an evaluation of whether the spin-off or other factors would result in changes to the advisory services being provided under the current IMS Agreement.

The Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by Ameriprise
Financial: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully re-brand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and Schulte, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express Company) should enable RiverSource to continue to provide a high quality and level of


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 51
--------------------------------------------------------------------------------
advisory services to the Fund. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial and RiverSource to meet legal and compliance responsibilities, build their distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow the asset management business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the proposed capital structure. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the Funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided, post-spin Ameriprise Financial (including RiverSource) would be in a position to continue to provide a high quality and level of advisory services to the Fund.

Investment Performance

The Board next focused on investment performance. The Board reviewed reports documenting the Fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the Fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance met expectations.

The Board also considered that it had been receiving monthly performance reports for the Fund and that there had been no significant deviations from April's overall performance data.

Cost of Services Provided

The Board evaluated comparative fees and the costs of services under the current IMS Agreement and the New IMS Agreement, including fees charged by Ameriprise Financial (including RiverSource and other subsidiaries) to institutional clients. The Board studied RiverSource's effort (i.e., its "pricing philosophy") to set substantially all Funds' total expense ratios at or below the median expense ratio of comparable mutual funds (as compiled by Lipper). The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to administrative services fees. It also noted that RiverSource has agreed to voluntarily impose expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points (unless the higher ratio was due to the impact of the performance fee adjustment). The Board considered that advisory fees would increase under the New IMS Agreement but that the total expense ratio would remain below the median. The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board recalled its past determinations regarding the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the Fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.


--------------------------------------------------------------------------------
52 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

The Board next considered the expected profitability to Ameriprise Financial and RiverSource derived from their relationship with the Fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of Ameriprise Financial would allow it to operate effectively and, at the same time, reinvest in RiverSource and its other asset management businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain other Funds would result in revenue gains to Ameriprise Financial, but that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly re-branding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the Fund and from other business relationships that result from managing the Fund. The Board also considered the fees charged by Ameriprise Financial (and its subsidiaries) to institutional clients as well as the fees paid to, and charged by, subadvisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale

The Board also considered the "breakpoints" in fees that would be triggered as Fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed New IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed New IMS Agreement provides adequate opportunity for shareholders to realize benefits as Fund assets grow.

Other Considerations

In addition, the Board accorded weight to the fact that, under the New IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreement. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts.

Furthermore, the Board recognized that it was not limited to considering management's proposed New IMS Agreement. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments. The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, Ameriprise Financial continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the Fund with an expectation that the current investment advisory organization would be servicing the Fund.


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 53
--------------------------------------------------------------------------------

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at(888) 791-3380; contacting your financial institution; visiting www.riversource.com/funds;or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without chargeby visiting www.riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
54 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE STRATEGIC ALLOCATION FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2006

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below. A vote is based on total dollar interest in a fund.

ELECTION OF BOARD MEMBERS

                                                   AFFIRMATIVE                           WITHHOLD
-----------------------------------------------------------------------------------------------------
   Kathleen Blatz                               850,081,000.86                      26,835,671.75
-----------------------------------------------------------------------------------------------------
   Arne H. Carlson                              848,364,170.71                      28,552,501.90
-----------------------------------------------------------------------------------------------------
   Patricia M. Flynn                            850,651,420.40                      26,265,252.21
-----------------------------------------------------------------------------------------------------
   Anne P. Jones                                848,514,306.00                      28,402,366.61
-----------------------------------------------------------------------------------------------------
   Jeffrey Laikind                              849,238,635.73                      27,678,036.88
-----------------------------------------------------------------------------------------------------
   Stephen R. Lewis, Jr.                        850,249,875.89                      26,666,796.72
-----------------------------------------------------------------------------------------------------
   Catherine James Paglia                       850,042,627.88                      26,874,044.73
-----------------------------------------------------------------------------------------------------
   Vikki L. Pryor                               850,157,976.73                      26,758,695.88
-----------------------------------------------------------------------------------------------------
   Alan K. Simpson                              845,600,818.91                      31,315,853.70
-----------------------------------------------------------------------------------------------------
   Alison Taunton-Rigby                         850,229,677.77                      26,686,994.84
-----------------------------------------------------------------------------------------------------
   William F. Truscott                          850,382,154.18                      26,534,518.43
-----------------------------------------------------------------------------------------------------

AMEND THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD TO ESTABLISH THE MINIMUM ACCOUNT VALUE AND TO CHANGE THE NAME OF THE CORPORATION

          AFFIRMATIVE          AGAINST                   ABSTAIN               BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------
        824,744,732.60      34,686,192.62             17,270,902.55                214,844.84
-----------------------------------------------------------------------------------------------------

APPROVE AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

          AFFIRMATIVE          AGAINST                   ABSTAIN               BROKER NON-VOTES
-----------------------------------------------------------------------------------------------------
        828,851,998.32      29,143,217.12             18,706,612.33                214,844.84
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT --- 55
--------------------------------------------------------------------------------

APPROVE CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

DIVERSIFICATION

     AFFIRMATIVE           AGAINST                  ABSTAIN              BROKER NON-VOTES
-------------------------------------------------------------------------------------------
   828,554,809.63      29,701,330.77             18,445,687.37              214,844.84
-------------------------------------------------------------------------------------------

TEN PERCENT LIMITATION IN SINGLE ISSUER

     AFFIRMATIVE           AGAINST                  ABSTAIN              BROKER NON-VOTES
-------------------------------------------------------------------------------------------
   824,305,500.56      32,490,347.24             19,905,979.97              214,844.84
-------------------------------------------------------------------------------------------

LENDING

     AFFIRMATIVE           AGAINST                  ABSTAIN              BROKER NON-VOTES
-------------------------------------------------------------------------------------------
   824,087,954.16      34,142,749.47             18,471,124.14              214,844.84
-------------------------------------------------------------------------------------------

BORROWING

     AFFIRMATIVE           AGAINST                  ABSTAIN              BROKER NON-VOTES
-------------------------------------------------------------------------------------------
   824,425,133.67      34,038,244.94             18,238,449.16             214,844.84
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56 --- RIVERSOURCE STRATEGIC ALLOCATION FUND --- 2006 SEMIANNUAL REPORT
--------------------------------------------------------------------------------

RIVERSOURCE(SM) STRATEGIC ALLOCATION FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

RIVERSOURCE [LOGO](SM)
        INVESTMENTS

This report must be accompanied or preceded by the Fund's current prospectus RiverSource Funds are managed by RiverSource Investments, LLC and distributed by Ameriprise Financial Services, Inc., Member NASD. Both companies are part of Ameriprise Financial, Inc.

                                                                 S-6143 Y (5/06)

Item 2.   Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.   Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.  Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

          (a)(1) Not applicable for semi-annual reports.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)            RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2006


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2006




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 2, 2006